                                                                    EXHIBIT 10.1







                                AGREEMENT BETWEEN
                         KITTY HAWK INTERNATIONAL, INC.
                                     AND THE
                                PILOTS AND FLIGHT
                                    ENGINEERS
                                IN THE SERVICE OF
                         KITTY HAWK INTERNATIONAL, INC.
                                AS REPRESENTED BY
                   THE INTERNATIONAL BROTHERHOOD OF TEAMSTERS,
                                AIRLINE DIVISION


This Agreement is made and entered into in accordance with the provisions of the Railway Labor Act, as amended, by and between Kitty Hawk International, Inc., hereinafter known as the "Company" and the Pilots and Flight Engineers, hereinafter known as the "Crewmembers", in the service of the Company as represented by the International Brotherhood of Teamsters, Airline Division, hereinafter known as the "Union".

SECTION 1 - RECOGNITION, PURPOSE, SCOPE AND MERGERS

1.1.       RECOGNITION
           Pursuant to the certification by the National Mediation Board in Case Numbers R-6152 (Pilots) and R-6145 (Flight Engineers) dated December 17, 1992, the Company recognizes the Union as the duly designated and authorized representative of the Crewmembers in the employ of the Company for the purposes of the Railway Labor Act, as amended.

1.2.       PURPOSE OF AGREEMENT
           In the mutual interests of the Crewmembers, the Union and the Company, the purpose of this Agreement is to provide for orderly collective bargaining relations between the Company and the Union, a method for the prompt and equitable disposition of grievances, and a method for the establishment of rates of pay, rules and working conditions for the Crewmembers. In making this Agreement, it is recognized to be the duty of the Union, the Crewmembers and the Company to cooperate fully for the advancement of the purpose of this Agreement.

1.3.       SOLE AGREEMENT
           This Agreement supersedes all existing or previously executed agreements between the Company and the Union or any other labor organization or individual with respect to the rates of pay, rules and working conditions covered by this Agreement in accordance with the provisions of the Railway Labor Act, as amended. Any and all subsequent modifications to this Agreement will be reduced to writing, signed by the appropriate authorized representatives, and become a part of this Agreement.

1.4.       SCOPE

         1.4.1.     FLYING PERFORMED BY CREWMEMBERS
                    All present and future flying performed in and for the service of the Company under FAR Part 121, and all ferry flights under FAR Part 91 for the purpose of positioning to or depositioning from a revenue trip in aircraft listed by tail number on the Company's Operations Specifications issued by the FAA will be performed by full-time Crewmembers on the Seniority Lists in accordance with the terms and conditions of this Agreement. If the Company enters into code sharing or interchange arrangements with other airlines, Crewmembers will not be furloughed as a direct result of such arrangements.

         1.4.2.     CREWMEMBERS TEMPORARILY ASSIGNED OUT OF SENIORITY
                    When short-term flying requirements or the introduction of new or additional aircraft into service requires the immediate use of current and qualified crewmembers and a sufficient number of Crewmembers on the Seniority Lists are not available, the Company may operate such aircraft with Crewmembers temporarily assigned out of seniority. Crewmembers temporarily assigned out of seniority will be covered by the terms of this Agreement. Use of Crewmembers temporarily assigned out of seniority will be subject to the following:

                  1.4.2.1.     INTRODUCTION OF NEW AIRCRAFT
                               When the Company introduces new aircraft, up to two hundred seventy (270) Days, unless mutually extended by the Company and the Union.

                  1.4.2.2.     INTRODUCTION OF ADDITIONAL AIRCRAFT
                               When the Company introduces additional aircraft, up to one hundred eighty (180) Days.

                  1.4.2.3.     SHORT-TERM FLYING REQUIREMENTS
                               When the Company has short-term flying
                               requirements, up to one hundred eighty (180)
                               Days.

                  1.4.2.4.     TRAINING OF CREWMEMBERS
                               In the case of introduction of new aircraft or introduction of additional aircraft, within the time limits set forth in subsection 1.4.2.1. and subsection 1.4.2.2., above, the Company will conduct Training for Crewmembers who have been awarded the positions held by Crewmembers temporarily assigned out of seniority as soon as practical, taking into account safety, crew pairing and availability of Training support.

                  1.4.2.5.     EXPIRATION OF TIME LIMITS
                               At the expiration of the time limits set forth above or when the requirement for temporarily assigned out-of-seniority Crewmembers ceases, whichever is sooner, Crewmembers temporarily assigned out-of-seniority will be displaced from their out of seniority positions and those positions will be filled in accordance with
                               Section 16.

                  1.4.2.6.     PAY PROTECTION
                               Beginning with the successful completion of OE by Crewmembers temporarily assigned out of seniority, each Crewmember not upgraded or transitioned because of the application of this provision will be pay protected in seniority order, on a one-for-one basis.

                  1.4.2.7.     NO REDUCTIONS
                               No Crewmember will be reduced in Crew Class or suffer any loss of MBPG or benefits as a result of the use of such temporarily assigned Crewmembers.

           1.4.3.   WET LEASE IN
                    If the Company's operational requirements necessitate the Wet Lease of additional aircraft in order to provide service to its customers or potential customers or the expansion of its markets, the following applies:

                  1.4.3.1.     UNION NOTIFICATION
                               The Company will notify the Union not less than three (3) Days prior to the commencement of any Wet Lease agreement of more than fifteen (15) Days. The notification will include the reason(s) for the lease, the aircraft to be utilized, the hours of flying, the duration and the effect of the Wet Lease on the Crewmembers.

                  1.4.3.2.     NO REDUCTIONS
                               No Crewmember covered by this Agreement on the date of any Wet Lease will be reduced in Crew Class or suffer any loss of MBPG or benefits as a result of the Wet Lease agreement.

                  1.4.3.3.     DURATION OF WET LEASE
                               A wet lease in will not exceed two hundred seventy (270) consecutive Days, unless extended by mutual agreement between the Company and the Union.

1.5.       SALE OR DRY LEASE OF COMPANY AIRCRAFT
           The Company may sell or Dry Lease an aircraft to another air carrier or entity when the Company is unable to obtain sufficient business to operate the aircraft profitably. The Company will make a reasonable effort to arrange with the buyer or lessee to provide for the employment of a full or partial complement of Crewmembers. If the Company's efforts fail, it will, upon request of the Union, indicate in writing the reasons why such employment is unacceptable to the buyer or lessee. If a furlough is necessary because of the sale or Dry Lease of aircraft, the Company will provide the following information to the Union: reasons for the sale or lease, duration of the lease, the number of Crewmembers affected by Crew Class and Type, the number of aircraft affected by the sale or lease.

1.6.       MERGERS AND ACQUISITIONS

         1.6.1.     NOTICE OF MERGER OR ACQUISITION
                    If the Company enters into an agreement of merger or acquisition with another air carrier or entity, it will notify the Union in writing within three (3) Days after the execution of such agreement, provided the Union executes any required confidentiality agreements. The Company will give written notice of the existence of this Agreement to the air carrier or entity, with a copy to the Union within three (3) Days after the execution of such agreement.

         1.6.2.     INTEGRATION OF SENIORITY LISTS
                    If the Company merges with, acquires or is acquired by another air carrier and the merger or acquisition affects the seniority rights of Crewmembers, provisions will be made for the integration of Seniority Lists in a fair and equitable manner as set forth below.

                  1.6.2.1.     NEGOTIATIONS
                               The method of integration will be determined through direct negotiations between representatives designated by the Union and representatives of the crewmembers from the merged, acquired or acquiring air carrier.

                  1.6.2.2.     ARBITRATION
                               Should negotiations to integrate the Seniority Lists not be successfully concluded, the matter will be referred to binding arbitration pursuant to Sections 3 and 13 of the Allegheny-Mohawk LPPs.

                  1.6.2.3.     FENCE AGREEMENT
                               The Company, the Union and representatives of the crewmembers from the merged, acquired or acquiring carrier will formulate a fence agreement prior to the integration of the Seniority Lists.

                  1.6.2.4.     NO SYSTEM FLUSH
                               Implementation of integrated Seniority Lists or a fence agreement will not result in a system flush.

           1.6.3.   REPRESENTATION
                    If a merger or acquisition results in creating a single air carrier, as that term has been used by the National Mediation Board, representation of Crewmembers will be determined by the National Mediation Board.

1.7.       ALTER EGO
           The Company will not establish a third-party leasing device to evade the terms of this Agreement.

1.8.       TRANSFER OF ASSETS
           The Company will not transfer aircraft, routes or operating authority to its Parent, a subsidiary of the Parent or a subsidiary of the Company for the purpose of evading the terms of this Agreement. The Company will not transfer aircraft to its Parent, a subsidiary of the Parent or a subsidiary of the Company if the purpose of the transfer is for the Parent, a subsidiary of the Parent or a subsidiary of the Company to operate the aircraft, and the transfer causes a Curtailment or furlough of Crewmembers. This subsection does not prohibit such a transfer if the Company is unable to operate the aircraft for reasons such as FAA, or other governmental, directives; cessation of operations or causes beyond the control of the Company.

1.9.       SUCCESSORSHIP AND ASSUMPTION OF AGREEMENT
           This Agreement will be binding upon any successor of the Company unless and until changed in accordance with the provisions of the Railway Labor Act, as amended.

1.10       FOREIGN BASES
           If the Company establishes a Base outside the United States, Crewmembers assigned to such Base will be covered by the terms of this Agreement and the Railway Labor Act, as amended.

SECTION 2 - DEFINITIONS

"ACTIVE SERVICE" means all accumulated time, commencing with Date of Hire as a Crewmember, for which the Crewmember is paid by the Company.

"ADEQUATE REST FACILITY" means a quiet, dark, climate-controlled room with single beds, supplied with fresh linen, with access to clean restroom facilities.

"ALOFT" means Block to Block.

"BASE" means the geographical point designated by the Company to which a Crewmember is permanently assigned.

"BID LINE" means a Line of Flying, a Reserve Line or Composite Line.

"BID SENIORITY LIST" means a list of Crewmembers who are eligible to bid, listed in Seniority order by Crew Class, Type and Base.

"BLOCK TO BLOCK" means the period of time from the moment the restraining devices are removed from the aircraft for the purpose of flight, until the restraining devices are installed at either the point of departure, an intermediate stop, or the final destination. Block-to-Block time is used for, but not limited to, scheduled arrival and departure times, duty period calculations and Duty Time calculations. Block-to-Block time includes all time aloft, taxi time and time that the aircraft is being positioned by a tug.

"CAPTAIN" means a Crewmember who is qualified to perform the function of pilot in command, as designated by the Company, who is qualified to serve as Captain under FAR Part 121 and this Agreement, and who holds a Crew Class bid award as a Captain.

"CATEGORY" means the respective crew skill, Pilot or Flight Engineer, held by a Crewmember.

"COMMUTE" means travel between a Crewmember's Residence Airport, or other location, and his Base, or other location, not at the direction of the Company.

"COMPOSITE LINE" means a Bid Line containing Days free of duty, reserve Days and Trip Sequences that become available as a result of vacation awards, Training, leaves of absence, sick leave or Trip Sequences not contained in Lines of Flying.

"CREW CLASS" means the respective job designation of a Crewmember within his respective Category. Within the Category of Pilot exist the Crew Classes of Captain and First Officer. Within the Category of Flight Engineer exist the Crew Classes of Second Officer and Professional Flight Engineer.

"CREWMEMBER" means a Pilot or a Flight Engineer covered by this Agreement.

"CURTAILMENT" means a reduction in the number of positions within a Crew Class on a specific Type at a specific Base.

"DATE OF HIRE" means the date a Crewmember commences initial Training by the Company as a Crewmember, after the Crewmember has become employed by the Company.

"DAY" means a calendar day, measured from 0000Z to 2359Z.

"DEADHEAD" means the published, scheduled time spent by a Crewmember traveling, not local in nature, from one point to another at the direction of the Company. If there is no published scheduled time, Deadhead will be Block-to-Block time. Deadhead will include time spent aloft and connection times.

"DISPLACEMENT" means removal of a Crewmember from his Crew Class, Type or Base because of a Curtailment or another Crewmember's exercise of bumping rights.

"DOMESTIC" means the forty-eight (48) contiguous United States and the District of Columbia.

"DRY LEASE" means the leasing of an aircraft without a flight crew.

"DUTY DAY" means a Day that a Crewmember is subject to the Company's direction.

"DUTY TIME" means that interval between the time a Crewmember is required to report for duty and the time he is released by the Company.

"EFFECTIVE DATE" means, for a vacancy, the date that a Crewmember is expected to begin performing duties in an awarded vacancy and, for a Curtailment, the date that a Crewmember is expected to cease performing duties in a position.

"FAR" means the Federal Aviation Regulations.

"FIRST OFFICER" means a Crewmember who is qualified to perform the function of second in command, as designated by the Company, who is qualified to serve as First Officer under FAR Part 121 and this Agreement, and who holds a Crew Class bid award as a First Officer.

"FLIGHT ENGINEER" means a Crewmember who is qualified to perform the function of Flight Engineer, as designated by the Company, who is qualified to serve as a Flight Engineer under FAR Part 121 and this Agreement, and who holds a Crew Class bid award as a Flight Engineer.

"FLIGHT PAY" means the hourly rate of pay for performing the duties of a Crewmember.

"FLIGHT SEGMENT" means a leg measured from block out to block in.

"FLIGHT TIME" means the time from the moment when the aircraft first moves under its own power for the purpose of flight until the moment it comes to rest after landing. Flight Time is used for FAR Flight Time limitations.

"INTERNATIONAL" means any point or area outside the forty-eight (48) contiguous United States and the District of Columbia.

"LINE OF FLYING" means a Bid Line containing Trip Sequences and scheduled Days free of duty.

"MANAGEMENT CREWMEMBER" means a Crewmember, designated by the Company, who participates in the establishment or implementation of Company policies related to flight operations or in the supervision of Crewmembers, including the making of decisions affecting the status of Crewmembers, including discipline. Status as Check Airman does not alone designate a Crewmember as a Management Crewmember.

"MINIMUM BID PERIOD GUARANTEE (MBPG)" means the minimum credit hours a Crewmember will receive in a Bid Period.

"MONTH" means the period of time commencing with and including the first Day of a calendar month up to and including the last Day of the month.

"OPEN TIME" means known flying that is not placed into Lines of Flying and flying that becomes available for reasons such as Training, vacations, sick leave, Bid Period-to-Bid Period transitions, ad hoc charter or other unforeseen circumstances after completion of the bid awards.

"PILOT" means Captain or First Officer.

"POSITIONING OR DE-POSITIONING" means Deadhead.

"PRIOR RIGHTS FLIGHT ENGINEER" means a Crewmember who was listed on the Flight Engineers' Seniority List on the date of ratification of this Agreement and so indicated on the Flight Engineers' Seniority List.

"PROFESSIONAL FLIGHT ENGINEER" means a Crewmember who is qualified to perform the function of a Flight Engineer, as designated by the Company, who holds an Airframe and Powerplant Mechanic Certificate, who is qualified to serve as a Flight Engineer under FAR Part 121 and this Agreement and has been designated by the Company to perform maintenance on Company aircraft and who holds a Crew Class bid award as a Flight Engineer.

"RECURRENT TRAINING" means all FAA-mandated Training required to maintain qualification and currency, excluding remedial Training and re-qualification Training after a Training failure.

"RESERVE CREWMEMBER" means a Crewmember who is awarded or assigned to a Reserve Line or who is serving on a designated reserve day as part of a Line of Flying or a Composite Line or who is temporarily assigned to reserve in accordance with this Agreement.

"RESERVE LINE" means a Bid Line containing reserve Days and scheduled Days free of Duty.

"RESIDENCE AIRPORT" means the airport, designated by a Crewmember, served by a scheduled air carrier, where a Crewmember is considered to reside.

"SECOND OFFICER" means a Crewmember who is qualified to perform the function of Flight Engineer, as designated by the Company, who is qualified to serve as a Flight Engineer under FAR Part 121 and this Agreement, and who holds a Crew Class bid award as a Second Officer. A Second Officer must possess a Commercial Pilot Certificate with Multi-Engine and Instrument ratings and is not required to possess an Airframe and Powerplant Mechanic Certificate.

"SENIORITY LIST(S)" means a listing of Crewmembers, as set forth in Section 15, according to Date of Hire.

"STANDING BID" means a bid that reflects a Crewmember's preference(s) for Category, Crew Class, Type and Base.

"TRAINING" means classroom, simulator and flight Training including, but not limited to, Initial, Transition, Recurrent, Proficiency, Upgrade and Differences.

"TRIP SEQUENCE" means a series of Flight Segments, including Deadheading, with the initial segment departing from a Crewmember's Base and the final segment arriving at the Crewmember's Base. A Trip Sequence may begin in one Bid Period and end in the following Bid Period. A Trip sequence may start and end at a location other than a Crewmember's Base, provided that both the starting and ending locations are the same. Deadhead between two Trip Sequences is a Trip Sequence.

"TYPE" means the type of aircraft, as defined by the FARs, operated by the Company, designated by manufacturer and model.

"WET LEASE" means the leasing of aircraft with a flight crew.

SECTION 3 - UNION SECURITY

3.1.       UNION MEMBERSHIP
           It will be a condition of employment for all Crewmembers covered by this Agreement on or before the ninetieth (90th) Day following their Date of Hire to tender to the Union directly the required initiation fees. It will also be a condition of employment that all Crewmembers become and remain members in good standing in the Union, or in the alternative, tender to the Union the Monthly dues required of the Union members, such sums to be recognized as a service fee. It will also be a condition of employment that all Crewmembers tender to the Executive Council Monthly assessments required of Crewmembers.

3.2. INITIATION FEES AND DUES OR SERVICE FEES AND ASSESSMENTS DEDUCTION The Company will deduct from the wages of any Crewmember covered by this Agreement dues as a member of the Union, or the service fee, the Executive Council assessment and the Teamsters Legal Services Plan fee, upon receiving the Crewmember's voluntary and individual written authorization for the Company to make such deductions. The authorization forms will be provided by the Union. No Crewmember will be deprived of employment under this Section for any reason other than failure to tender initiation fees and failure to pay the Monthly dues which are uniformly required as a condition of acquiring and retaining membership in the Union, or service fees which will be not more than the dues and initiation fees, or Executive Council assessments. The Company will deduct dues or service fees and Executive Council assessments in the Month in which a Crewmember is recalled from furlough or returns from a leave of absence. If a Crewmember is recalled from furlough or returns from a leave of absence after the dues or service fees and Executive Council assessments have been deducted for the Month, the Company will be permitted to make a double deduction in the following Month.

         3.2.1. TRANSFER OF DUES OR SERVICE FEES TO UNION
                The Company will pay to the proper officers of the Union the withheld dues or service fees. The Company will also pay to the proper officers of the Executive Council the withheld assessments. The Monthly dues or service fees will be deducted from the first paycheck in each Month and paid to the Union within seven (7) Days of the issuance of the paychecks. The Teamsters Legal Services Plan fee and the Executive Council assessments will be deducted from the second paycheck in each Month and paid to the Union within seven (7) Days of the issuance of paychecks. The following information will be reported and transmitted with each payment: Social security number, full name, amount of dues or service fees or assessments, rate of pay and status of employment.

         3.2.2. INDEMNIFICATION CLAUSE
                The Union will indemnify the Company and hold the Company harmless from any and all claims that may be made by Crewmembers against the Company by virtue of the wrongful application or misapplication of any of the terms of this Section.

         3.2.3.     DUES OR SERVICE FEES AND ASSESSMENTS AFTER TERMINATION
                    In the event of the termination of a Crewmember's employment, there will be no obligation for the Company to collect dues, or service fees, or assessments until all other deductions have been made.

         3.2.4.     DEDUCTION ERROR
                    If a deduction is missed, or if an insufficient amount is deducted, it is the Crewmember's responsibility to make the proper adjustment with the Union.

3.3.       FAILURE TO PAY DUES OR SERVICE FEES AND ASSESSMENTS
           Written notice will be given to the Company by the Union at least thirty (30) days before the Company is required to remove a Crewmember from employment for failure to maintain membership in good standing in the Union, or pay service fees, or assessments in accordance with subsection 3.1.

3.4.       CREWMEMBER LIST
           The Company will notify the Union each Month of all new-hires, terminations, recalls or furloughs. The notification will include the Crewmember's name, address, social security number, Crew Class and Date of Hire, termination, recall or furlough.

SECTION 4 - MANAGEMENT RIGHTS

The Company retains the sole and exclusive right to operate, control and manage its business and exercise all traditional management rights, powers and authority it had prior to signing this Agreement, except those modified specifically by an express provision of this Agreement. Included by way of description, and not by way of limitation, are rights to direct the working force and determine its size and composition; maintain order and efficiency; hire, transfer, and promote Crewmembers and discipline, suspend, and discharge for cause; assign work to Crewmembers; extend, maintain, curtail or terminate its operations in whole or part; determine the nature and extent of services to be rendered; determine the business concerns with whom it will deal and the customers it wishes to serve; establish and enforce quality standards for its services; determine and change methods, processes and techniques of operation; determine when and if vacancies will be filled; establish and modify reasonable rules and regulations and require observance thereof. A right of management will not be impaired or waived by any contrary course of conduct.

SECTION 5 - COMPENSATION

5.1.       NEW-HIRE PAY
           A new-hire Crewmember who receives Training prior to his qualification as a Crewmember will be paid five hundred dollars ($500.00) per week while in Training. A new-hire Crewmember will not receive Flight Pay until he completes OE.

5.2.       FLIGHT PAY RATES
           A Crewmember will be paid Flight Pay in United States Dollars in accordance with the following schedules:

        5.2.1.     CAPTAINS

                    --------------------------------------------------------------------------------
                     Year of Active      Effective        Effective       Effective        Effective
                         Service         October 16      October 16       October 16      October 16
                                            1999            2000             2001            2002
                    --------------------------------------------------------------------------------
                           1ST              60.00           60.00            60.00           60.00
                    --------------------------------------------------------------------------------
                           2ND              82.00           84.46            87.84           91.79
                    --------------------------------------------------------------------------------
                           3RD              95.00           97.85           101.76          106.34
                    --------------------------------------------------------------------------------
                           4TH              98.00          100.94           104.98          109.70
                    --------------------------------------------------------------------------------
                           5TH             102.00          105.06           109.26          114.18
                    --------------------------------------------------------------------------------
                           6TH             105.00          108.15           112.48          117.54
                    --------------------------------------------------------------------------------
                           7TH             108.00          111.24           115.69          120.90
                    --------------------------------------------------------------------------------
                           8TH             111.00          114.33           118.90          124.25
                    --------------------------------------------------------------------------------
                           9TH             114.00          117.42           122.12          127.61
                    --------------------------------------------------------------------------------
                          10TH             117.00          120.51           125.33          130.97
                    --------------------------------------------------------------------------------
                          11TH             120.00          123.60           128.54          134.33
                    --------------------------------------------------------------------------------
                          12TH             122.50          126.18           131.22          137.13
                    --------------------------------------------------------------------------------
                          13TH             124.50          128.24           133.36          139.37
                    --------------------------------------------------------------------------------
                          14TH             126.00          129.78           134.97          141.04
                    --------------------------------------------------------------------------------
                          15TH             127.50          131.33           136.58          142.72
                    --------------------------------------------------------------------------------
                          16TH             128.50          132.36           137.65          143.84
                    --------------------------------------------------------------------------------
                          17TH             129.50          133.39           138.72          144.96
                    --------------------------------------------------------------------------------
                          18TH             130.50          134.42           139.79          146.08
                    --------------------------------------------------------------------------------
                          19TH             131.50          135.45           140.86          147.20
                    --------------------------------------------------------------------------------
                          20TH             132.50          136.48           141.93          148.32
                    --------------------------------------------------------------------------------

                    Notes: The Company may modify first year pay rates at its discretion.

                              There will be no longevity increases for Captains after the twentieth (20th) year of Active Service.

                              The maximum Flight Pay rate for a narrow body Captain will be the rate for the ninth (9th) year of Active Service.

      5.2.2.   PROFESSIONAL FLIGHT ENGINEERS

         ---------------------------------------------------------------------------------
          Year of Active      Effective        Effective       Effective       Effective
              Service         October 16      October 16      October 16      October 16
                                 1999            2000            2001            2002
         ---------------------------------------------------------------------------------
                1ST             45.00            45.00           45.00           45.00
         ---------------------------------------------------------------------------------
                2ND             61.50            63.35           65.88           68.84
         ---------------------------------------------------------------------------------
                3RD             71.25            73.39           76.32           79.76
         ---------------------------------------------------------------------------------
                4TH             73.50            75.71           78.73           82.28
         ---------------------------------------------------------------------------------
                5TH             76.50            78.80           81.95           85.63
         ---------------------------------------------------------------------------------
                6TH             78.75            81.11           84.36           88.15
         ---------------------------------------------------------------------------------
                7TH             81.00            83.43           86.77           90.67
         ---------------------------------------------------------------------------------
                8TH             83.25            85.75           89.18           93.19
         ---------------------------------------------------------------------------------
                9TH             85.50            88.07           91.59           95.71
         ---------------------------------------------------------------------------------
               10TH             87.75            90.38           94.00           98.23
         ---------------------------------------------------------------------------------
               11TH             90.00            92.70           96.41          100.75
         ---------------------------------------------------------------------------------
               12TH             91.88            94.63           98.42          102.85
         ---------------------------------------------------------------------------------
               13TH             93.38            96.18          100.02          104.52
         ---------------------------------------------------------------------------------
               14TH             94.50            97.34          101.23          105.78
         ---------------------------------------------------------------------------------
               15TH             95.63            98.49          102.43          107.04
         ---------------------------------------------------------------------------------
               16TH             96.38            99.27          103.24          107.88
         ---------------------------------------------------------------------------------
               17TH             97.13           100.04          104.04          108.72
         ---------------------------------------------------------------------------------
               18TH             97.88           100.81          104.84          109.56
         ---------------------------------------------------------------------------------
               19TH             98.63           101.58          105.65          110.40
         ---------------------------------------------------------------------------------
               20TH             99.38           102.36          106.45          111.24
         ---------------------------------------------------------------------------------

         Notes:   The Company may modify first year pay rates at its discretion.

                  There are no longevity increases for Professional Flight Engineers after the twentieth (20th) year of Active Service.

                  The maximum Flight Pay rate for a narrow body
                  Professional Flight Engineer will be the rate for the ninth (9th) year of Active Service.

         5.2.3.      FIRST OFFICERS

                    ---------------------------------------------------------------------------------
                     Year of Active      Effective        Effective       Effective        Effective
                         Service         October 16      October 16       October 16      October 16
                                            1999            2000             2001            2002
                    ---------------------------------------------------------------------------------
                           1st             40.80            40.80           40.80            40.80
                    ---------------------------------------------------------------------------------
                           2nd             55.76            57.43           59.73            62.42
                    ---------------------------------------------------------------------------------
                           3rd             64.60            66.54           69.20            72.31
                    ---------------------------------------------------------------------------------
                           4th             66.64            68.64           71.38            74.60
                    ---------------------------------------------------------------------------------
                           5th             69.36            71.44           74.30            77.64
                    ---------------------------------------------------------------------------------
                           6th             71.40            73.54           76.48            79.93
                    ---------------------------------------------------------------------------------
                           7th             73.44            75.64           78.67            82.21
                    ---------------------------------------------------------------------------------
                           8th             75.48            77.74           80.85            84.49
                    ---------------------------------------------------------------------------------
                           9th             77.52            79.85           83.04            86.78
                    ---------------------------------------------------------------------------------
                          10th             79.56            81.95           85.22            89.06
                    ---------------------------------------------------------------------------------

                    Notes: The Company may modify first year pay rates at its discretion.

                              There are no longevity increases for First
                              Officers after the tenth (10th) year of Active Service.

                              The maximum Flight Pay rate for a narrow body First Officer will be the rate for the ninth (9th) year of Active Service.

                              A Professional Flight Engineer who upgrades to First Officer will not suffer any loss of pay and will remain at his greater rate of pay until the pay rate shown above exceeds such greater rate, at which time he will be paid according to the schedule above.

         5.2.4.      SECOND OFFICERS

                    ---------------------------------------------------------------------------------
                     Year of Active      Effective        Effective       Effective        Effective
                         Service         October 16      October 16       October 16      October 16
                                            1999            2000             2001            2002
                    ---------------------------------------------------------------------------------
                           1st             33.00            33.00           33.00            33.00
                    ---------------------------------------------------------------------------------
                           2nd             45.10            46.45           48.31            50.49
                    ---------------------------------------------------------------------------------
                           3rd             52.25            53.82           55.97            58.49
                    ---------------------------------------------------------------------------------
                           4th             53.90            55.52           57.74            60.34
                    ---------------------------------------------------------------------------------
                           5th             56.10            57.78           60.09            62.80
                    ---------------------------------------------------------------------------------

                    Notes: The Company may modify first year pay rates at its discretion.

                              There are no longevity increases for Second
                              Officers after the fifth (5th) year of Active Service.

                              A Pilot who transitions to Second Officer will receive fifty-five percent (55%) of the Captain's pay rate for his year of Active Service.

5.3.       FLIGHT PAY COMPUTATION
           The departure Day for a Flight Segment will be the Day on which all Flight Pay for that Flight Segment will be credited.

          5.3.1.    FLIGHT PAY
                    Flight Pay credit will be computed on the basis of actual Block-to-Block time.

5.4.       CHECK AIRMAN OVERRIDE
           A Check Airman will be paid a minimum override of fifteen dollars ($15.00) per hour for all hours flown or credited, regardless of whether actual instructor or Check Airman duties are being performed. MBPG will be paid including Check Airman override. Any increase in the Check Airman override will be applied uniformly.

5.5.       INSTRUCTOR PAY

         5.5.1.     GROUND SCHOOL INSTRUCTION
                    When a Crewmember performs ground school instruction, he will be paid a minimum of ten dollars ($10.00) per classroom hour. Any increase in the ground school instructor rate will be applied uniformly.

         5.5.2.     SIMULATOR INSTRUCTION
                    When a Crewmember, who is not a Check Airman, performs simulator instruction he will be paid a minimum override of fifteen dollars ($15.00) per simulator hour, including briefing and de-briefing. Any increase in the simulator instructor override will be applied uniformly.

5.6.       REPORT PAY
           When a Crewmember reports to the field for the purpose of flight and does not fly, he will be credited one (1) hour of Flight Pay for each four (4) hours of duty or fraction thereof, with a minimum of one (1) hour's credit per occurrence.

5.7.       MINIMUM PAY CREDIT
           When a Crewmember reports to the field for the purpose of flight and does fly, he will be credited with actual Block Time. If the Flight Pay credit is less than one (1) hour, the Crewmember will be credited with one (1) of hour of Flight Pay.

5.8.       TAXI PAY

         5.8.1.     REPORT FOR TAXI ONLY
                    When a Crewmember reports to the field for the purpose of repositioning an aircraft and not for the purpose of flight, the Crewmember will be credited for all Block to Block time with a minimum of one (1) hour of Flight Pay.

         5.8.2.     WITHIN A DUTY PERIOD
                    When a Crewmember is required to reposition an aircraft within the same duty period as a flight, the Crewmember will be credited for the Block to Block time.

5.9.       PAY ON A SCHEDULED DUTY FREE DAY

         5.9.1.     DAYS OFF
                    When a Crewmember performs duty other than Training on a scheduled duty free Day, he will be paid four point two (4.2) hours of Flight Pay, or the actual hours credited for the Day, whichever is greater, in addition to MBPG.

         5.9.2.     JUNIOR ASSIGNMENT
                    When a Crewmember is junior assigned he will be paid as set forth in subsection 5.9.1., multiplied by one point two five (1.25). Effective November 1, 2000, when a Crewmember is junior assigned he will be paid as set forth in subsection 5.9.1., multiplied by one point five (1.5).

5.10.      DEADHEAD PAY
           For Deadhead Pay, refer to Section 22.

5.11.      TRAINING PAY

         5.11.1.    RECURRENT AND ADDITIONAL REQUIREMENT TRAINING

                  5.11.1.1.    SCHEDULED DUTY DAYS
                               When a Crewmember is required to attend (not home study) recurrent Training, a recurrent proficiency check or Training for additional requirements to maintain his qualification, e.g., TCAS or passenger qualification, or Check Airman meetings on a scheduled Duty Day, he will be credited with three point five (3.5) hours of Flight Pay for each Day of such Training. A Crewmember Deadheading to or from Training on a scheduled Duty Day will be credited with either all pay credit earned or three point five (3.5) hours of Flight Pay, whichever is greater. When a Crewmember's recurrent Training is interrupted or he receives one Day off in seven Days as a result of recurrent Training on a scheduled Duty Day, he will be credited with three point five (3.5) hours of Flight Pay for such Day.

                  5.11.1.2.    SCHEDULED DUTY FREE DAYS
                               When a Crewmember is required to attend (not home study) recurrent Training, a recurrent proficiency check or Training for additional requirements to maintain his qualification, e.g., TCAS or passenger qualification, or Check Airman meetings on a scheduled duty free Day, he will be paid four point two (4.2) hours of Flight Pay for each Day of such Training, in addition to MBPG. A Crewmember Deadheading to or from Training on a scheduled duty free Day will be paid either all pay credit earned or four point two (4.2) hours of Flight Pay, whichever is greater, in addition to MBPG. When a Crewmember's recurrent Training is interrupted or he receives one Day off in seven Days on a scheduled duty free Day as a result of recurrent Training, he will be paid four point two (4.2) hours of Flight Pay for such Day, in addition to MBPG.

         5.11.2.    INITIAL, TRANSITION AND UPGRADE
                    When a Crewmember attends Initial (but not new-hire initial), transition or upgrade Training, he will be paid his pro rated MBPG for the Type and Crew Class for which he is current and qualified.

         5.11.3.    PILOT TO FLIGHT ENGINEER TRANSITIONS
                    A Pilot who has not exceeded the FAA-mandated retirement age for Pilots at the time his Training commences will be paid no less than his pro-rated MBPG for the Type and Crew Class for which he is current and qualified while being trained. A Pilot who has exceeded the FAA-mandated retirement age for Pilots at the time his Training commences will be paid six hundred sixty dollars ($660) per week while in Training. A Pilot who is awarded a class that commences prior to reaching the FAA-mandated retirement age for Pilots and has his Training delayed by the Company will be paid no less than his pro-rated MBPG for the Type and Crew Class held at the time he reaches the FAA -mandated retirement age for Pilots until his Training is completed. A Pilot who is awarded a class date that commences not more than sixty (60) days prior to his reaching the FAA-mandated retirement age for Pilots and bypasses that class for another class that commences prior to his reaching the FAA-mandated retirement age for Pilots will be paid no less than his pro-rated MBPG for the Type and Crew class for which he is current until he reaches the FAA-mandated retirement age for Pilots and thereafter will be paid six hundred and sixty dollars ($660) per week while in Training.

         5.11.4.    REMEDIAL TRAINING
                    A Crewmember will not be paid Training pay for additional Training or checking caused by a Training failure.

5.12.      MAINTENANCE PAY
           When a Crewmember performs maintenance in addition to his normal duties on the aircraft, he will be paid fifteen dollars ($15.00) per hour or fraction thereof, in addition to all other compensation.

5.13.      MINIMUM BID PERIOD GUARANTEE (MBPG)
           The MBPG is fifty-six (56) Flight Pay hours in a Bid Period. If a Crewmember is unavailable for duty for a portion of a Bid Period, the MBPG will be pro-rated.

5.14.      BONUS INCENTIVE PLAN
           Effective January 1, 2000, a bonus incentive plan will be implemented. The plan will be no less favorable than that provided to other Company employee groups. The plan may be terminated or modified by the Company in accordance with the terms of the plan provided that such modification will be no less favorable than modifications made to the plans provided to other Company employee groups.

5.15.      GENERAL

         5.15.1.    PAYROLL SCHEDULE
                    Crewmembers will be paid bi-weekly. The first paycheck of the Bid Period will contain one-half (1/2) of the applicable MBPG earned during the prior Bid Period. The second paycheck of the Bid Period will contain one-half (1/2) of the applicable MBPG earned during the current Bid Period plus adjustments such as additional compensation earned in the prior Bid Period. Unless otherwise required by applicable law, a furloughed Crewmember will be paid all pay due him on the first paycheck that covers the pay period in which he was furloughed.

         5.15.2.    PAYCHECK DELIVERY AND DEPOSIT
                    Upon written request, the Company will mail a Crewmember's paycheck to a specified address, other than a bank. The Company must receive such request at least thirty (30) Days before the paycheck is due. The Company will provide electronic direct deposit of paychecks. When electronic direct deposit of per diem and expense checks becomes available to other Company employees, the Company will provide the service for Crewmembers.

         5.15.3.    JURY DUTY
                    A Crewmember who is required to serve on jury duty will receive no reduction in his MBPG for up to five (5) Duty Days of jury duty, per occurrence. Any jury pay received during the five (5) Days will be reimbursed to the Company. A Crewmember who receives notice of jury duty will immediately inform the Director of Operations, or his designee, and will cooperate with the Company in obtaining a postponement or release from jury duty, if required. Any transportation required to attend jury duty is the responsibility of the Crewmember.

         5.15.4.    SPECIAL PROJECTS
                    A Crewmember who performs a special project for the Company will be compensated at an individually negotiated rate.

SECTION 6 - EXPENSES, LODGING AND TRANSPORTATION

6.1.        PER DIEM

         6.1.1.     DOMESTIC
                    Per Diem for Domestic duty will be paid at the rate set forth below:

                    --------------------------------------------------------------------------------
                                  EFFECTIVE DATE                                  RATE
                    --------------------------------------------------------------------------------
                                 November 1, 1999                                 $1.50
                    --------------------------------------------------------------------------------
                                 November 1, 2000                                 $1.60
                    --------------------------------------------------------------------------------
                                 November 1, 2001                                 $1.65
                    --------------------------------------------------------------------------------
                                 November 1, 2002                                 $1.70
                    --------------------------------------------------------------------------------

                    Except as provided in subsection 17.3.3., Domestic per diem will commence when a Crewmember is required to report for duty at his Base or depart his Residence Airport, if applicable, until the Crewmember is released from duty at his Base or is returned to his Residence Airport, if applicable.

         6.1.2.     INTERNATIONAL
                    Per Diem for International duty will be paid at the rate set forth below:

                    --------------------------------------------------------------------------------
                                  EFFECTIVE DATE                                  RATE
                    --------------------------------------------------------------------------------
                                 November 1, 1999                                 $2.05
                    --------------------------------------------------------------------------------
                                 November 1, 2000                                 $2.15
                    --------------------------------------------------------------------------------
                                 November 1, 2001                                 $2.25
                    --------------------------------------------------------------------------------
                                 November 1, 2002                                 $2.35
                    --------------------------------------------------------------------------------

                    International Per Diem will be paid while a Crewmember is on assignment outside the contiguous forty-eight (48) United States, commencing at block out from the last Domestic airport and ending at block in at the first Domestic airport. In addition, an extended layover override of fifty cents ($0.50) per hour will be paid for all International layovers that exceed seventy-two (72) hours. The extended layover override will begin at the seventy-third (73rd) hour and end at block out from the layover station.

         6.1.3.     NEW HIRE TRAINING
                    A new-hire Crewmember who receives Training prior to his qualification as a Crewmember will not be paid per diem until completion of OE.

         6.1.4.     PAYMENT
                    Per Diem will be paid no later than the end of the Bid Period following the Bid Period in which it was earned.

6.2.       LODGING
           Except as provided in subsection 17.3.3., when a Crewmember is away from his Base, the Company will designate and provide suitable single occupancy lodging in a location convenient to the airport when the Company determines it is necessary or when a scheduled layover or anticipated delay is greater than six (6) hours, block in to block out. The Company will consult periodically with the Union Hotel Committee to discuss the suitability of lodging and will give reasonable consideration to the recommendations of the committee. The Company will pay for lodging, tax, and Company-related telephone calls or faxes. All other incidental charges will be paid by the Crewmember when checking out.

         6.2.1.     NEW HIRE TRAINING
                    A new-hire Crewmember who receives Training prior to his qualification as a Crewmember will not be provided lodging until completion of OE.

6.3.       LOCAL TRANSPORTATION
           When the Company is required to provide lodging, the Company will provide transportation between the airport and the place of lodging. When transportation is not provided by the Company within one (1) hour after block in, a Crewmember may use any available means of transportation to the place of lodging and will be reimbursed for expenses substantiated by receipts.

6.4.       RENTAL CAR
           If approved by the Director of Operations, or his designee, Crewmembers on layover greater than forty-eight (48) hours may rent a car, limited to one (1) car per crew. Moving violations and parking tickets and all other incurred expenses in connection with such rental cars are the responsibility of the Crewmember.

6.5.       PERSONAL VEHICLE
           If a Crewmember is authorized to use his vehicle on Company business, he will be reimbursed at the current Company rate, but not less than twenty-nine ($.29) cents per mile and for necessary tolls substantiated by receipts. The Crewmember must indicate the origination and termination points of travel and must properly submit the expense for payment.

SECTION 7 - MOVING EXPENSES

7.1.       ELIGIBILITY
           A Crewmember may move at Company expense under any of the following circumstances, provided he moves to within one hundred (100) miles of his new Base from a point beyond one hundred (100) miles of his new
           Base:

         7.1.1.     NEW BASE AWARD
                    When a Crewmember is awarded a vacancy at a new Base as a result of the initial bid to that Base.

         7.1.2.     INVOLUNTARY BASE ASSIGNMENT
                    When a Crewmember (except a new-hire Crewmember who is being assigned to his first Base) is involuntarily assigned to fill a Base vacancy as a result of insufficient bidders.

         7.1.3.     BASE DISPLACEMENT
                    When a Crewmember's move is the result of his Displacement from a Base.

         7.1.4.     RECALL TO A DIFFERENT BASE
                    When a furloughed Crewmember is recalled to a different Base than that from which he was furloughed.

7.2.       COORDINATION WITH COMPANY
           Prior to committing for a move, a Crewmember must coordinate the move with the Company.

7.3.       MOVING EXPENSES
           A Crewmember will be reimbursed for the following expenses, provided he moves his primary residence within one (1) year after being eligible:

         7.3.1.     PERSONAL
                    Actual moving expenses, including insurance and other normal costs, for up to a maximum of fifteen thousand (15,000) pounds of household effects, including yard and workshop tools, motorcycles and lawn equipment. Moving expenses for household effects must be substantiated by receipts.

         7.3.2.     VEHICLES
                    When a Crewmember drives his vehicle(s) from his former residence to his new residence, the rate of reimbursement will be at the current Company rate, but not less than twenty-nine ($.29) cents per mile, for the most direct AAA mileage between such points for the first two (2) automobiles. The Company will reimburse the Crewmember for the reasonable and actual expenses of meals and lodging for the Crewmember and his family for the time spent in travel to his new residence. A day of travel will be four hundred
                    (400) miles by the most direct AAA mileage. All lodging will be the quality of that used on Crewmember layovers.

         7.3.3.     MOBILE HOMES
                    A Crewmember owning and living in a mobile home who moves such mobile home to his new Base will be allowed actual moving expenses, provided those expenses do not exceed the amount provided for in subsections 7.3.1.
                    and 7.3.2., above.

7.4.       ACCOMMODATIONS IN LIEU OF MOVING EXPENSES
           If a Crewmember eligible for moving expenses elects not to move to his new Base, the Company will provide lodging and per diem in accordance with subsection 17.3.3. at his new Base. If a Crewmember exercises this subsection and subsequently moves, the cost of lodging and per diem will be deducted from the reimbursable moving expenses.

7.5.       NEW-HIRE CREWMEMBERS
           A new-hire Crewmember will not be eligible for moving expenses when reporting to his initial Base assignment or award.

SECTION 8 - SICK LEAVE

8.1.       ACCRUAL
           A new-hire Crewmember will be credited with seven (7) Days of sick leave but will not accrue additional sick leave until the completion of one (1) year of Active Service. Upon completion of one (1) year of Active Service, a Crewmember will accrue sick leave at the rate of seven-thirteenths (.54) of a Day for each Bid Period of Active Service to a maximum of forty-two (42) Days.

8.2.       SICK LEAVE PAY

         8.2.1.     BANK DEBIT
                    A Crewmember's sick leave bank will be debited the lesser of one (1) Day for each Day on sick leave or, at a rate of three point five (3.5) hours per Day, the number of whole Days necessary to bring him to MBPG. The sick leave bank of a Crewmember who has exceeded his MBPG at the time he becomes unavailable for duty because of illness or injury will be debited one (1) Day of sick leave as an administrative charge, regardless of the number of Days that he is unavailable for duty. At no time will sick leave result in payment that exceeds a Crewmember's MBPG.

         8.2.2.     SCHEDULED DUTY DAYS
                    A Crewmember will not be charged sick leave on a scheduled duty free Day.

8.3.       SICK LEAVE USAGE

         8.3.1.     CREW SCHEDULING CONTACT
                    A Crewmember will contact Crew Scheduling at least every third (3rd) consecutive duty Day missed because of illness or injury. A Crewmember need not comply with the preceding sentence if he specifies a specific period of time for the absence because of the nature of the illness or injury. A Crewmember must report when he is available for duty.

         8.3.2.     EXCLUSIONS
                    A Crewmember will not be entitled to sick leave when illness or injury is a result of the Crewmember's willful disregard of accepted safety practices, willful intention to injure himself or another, illness or injury while in the employ of another employer, the abuse of alcohol or the use of illegal drugs.

         8.3.3.     WORKER'S COMPENSATION
                    If an illness or injury is occupationally related, sick leave may be used to augment workers compensation income replacement benefits. The combination of sick leave and workers compensation income replacement will not exceed a Crewmember's MBPG.

8.4.       SICK LEAVE BANK REPLENISHMENT
           Within the two (2) Bid Periods following the Bid Period in which a Crewmember uses sick leave, he may have his sick leave bank replenished, on a Day for a Day basis, by performing duty pursuant to subsection 20.4.1.5. A Crewmember must notify Crew Scheduling at the time he accepts Open Time of his intent to replenish his sick leave bank. If the Crewmember is assigned a Trip Sequence containing more Days than his sick leave bank was debited, the remaining Days will be paid in accordance with subsection 5.9.

8.5.       DISABILITY
           A Crewmember may use his accrued sick leave to supplement his short-term disability benefits provided for in subsection 10.4. The sum of sick leave and short-term disability benefits will not exceed a Crewmember's MBPG.

8.6.       PHYSICIAN'S STATEMENTS
           The Company may require a physician's statement, which will state, at a minimum, the nature of the illness or injury and the expected duration of the Crewmember's inability to perform his duties to substantiate illness or injury. The Company may also require a physician's statement authorizing return to duty. If the Crewmember is required to visit a physician designated by the Company, the Company will pay for the examination.

8.7.       VACATION CONCURRENT WITH ILLNESS
           A Crewmember on sick leave when his scheduled vacation commences will be removed from sick leave during the vacation and, if scheduled for duty, returned to sick leave at the end of the vacation if the illness or injury continues.

8.8.       RETIREMENT
           On or after reaching the FAA-required retirement age for Pilots, the Company will pay a Crewmember fifty percent (50%) of any accrued sick leave at the time of his retirement at the hourly rate that the Crewmember held at retirement.

8.9.       GENERAL

         8.9.1.     RECALL
                    A recalled Crewmember will retain all unused sick leave accrued prior to the furlough.

         8.9.2.     STATEMENTS
                    Each Crewmember's pay statement will show unused accrued sick leave.

         8.9.3.     OUTSIDE WORK
                    A Crewmember will not work for any other employer while on sick leave.

         8.9.4.     SENIORITY AND LONGEVITY
                    A Crewmember on sick leave will continue to accrue seniority and longevity.

         8.9.5.     RESUMPTION OF DUTY
                    A Crewmember returning from sick leave will be returned to his assigned duty at the earliest, reasonable opportunity. The Company may assign the Crewmember to reserve until he is returned to his assigned duty.

SECTION 9 - VACATION

9.1.     ACCRUAL
         Upon completion of one (1) year of Active Service, a Crewmember will be credited with fourteen (14) days of vacation.

         A Crewmember will accrue vacation based on Active Service in accordance with the following:

                Completed Years         Vacation Days         Vacation Days
                  Of Service           Accrued Per Bid       Accrued Per Year
                                           Period
                ---------------        ---------------       ----------------
                      1 - 4                 1.08                   14
                      5 +                   1.62                   21

9.2.     VACATION PAY

         Vacation pay will be computed at the Crewmember's rate of pay at the time vacation is taken or paid in lieu of vacation. A Crewmember will not receive less than his MBPG in a Bid Period in which all or part of his vacation occurs provided he is available for duty for the remainder of his scheduled duty Days. Vacation pay is three point five (3.5) hours of Flight Pay for each Day of vacation. Pay in lieu of vacation may be requested at any time.

9.3.     DUTY

        9.3.1.    NO DUTY
                  A Crewmember will not be required to perform any duty while on vacation.

        9.3.2.    DUTY FREE DAYS
                  A scheduled vacation Day that falls on a scheduled duty free Day will not be deducted from a Crewmember's vacation bank. A Crewmember who has awarded vacation covering an entire Bid Line will not be awarded that Bid Line, but his bid choice will be used to determine the number of vacation Days to be deducted from his vacation bank.

9.4.     ANNUAL VACATION BID

        9.4.1.    PROCEDURE
                  On or before October 1st of each year, the Company will mail to each Crewmember a bid package containing vacation periods available for the next calendar year and a bid form. The Company must receive the completed bid form no later than October 31st. Vacation will be awarded in order of seniority at the Base in Type and Crew Class. A Union representative may be present during the awarding of vacation. The Company will mail the results to all Crewmembers no later than November 20th.

        9.4.2.    PROBATIONARY CREWMEMBER
                  At the time of the annual vacation bid, a Crewmember with less than one (1) year of Active Service may bid a scheduled vacation in the following calendar year provided such vacation occurs after completion of one (1) year of Active Service.

          9.4.3.    FAILURE TO BID
                    A Crewmember who fails to bid or fails to bid sufficient choices will not be awarded a scheduled vacation.

9.5.       VACATION OPTIONS
           A Crewmember may exercise the following options with his accrued vacation (The desired option(s) must be indicated on the bid form):
           Take the vacation in the calendar year, be paid in lieu of vacation, bank the vacation or a combination of the above.

9.6.       VACATION SPLITS
           Scheduled vacation may be split into periods of not less than seven
           (7) Days. Split vacation bids must be designated primary, secondary and tertiary on the bid form. A Crewmember's primary vacation block will be awarded in seniority order. The secondary vacation block will be awarded after all other Crewmembers have been awarded their primary vacation bid. Secondary vacation blocks will be awarded in seniority order among those Crewmembers who have bid a secondary block. Tertiary vacation blocks, if any, will be awarded in the same manner.

9.7.       UNSCHEDULED VACATION
           If a Crewmember has vacation Days in his bank, he may, depending on the operational needs of the Company, be awarded previously unscheduled vacation.

9.8.       VACATION RESCHEDULING

          9.8.1.    RESCHEDULE
                    The Company will not change any vacation date after the sixtieth (60th) Day prior to the beginning of the vacation except by mutual agreement between the Crewmember and the Company.

          9.8.2.    RELINQUISH
                    A Crewmember may elect to relinquish his awarded vacation by giving the Company written notice at least sixty (60) Days prior to the beginning of the vacation.

          9.8.3.    CHANGE OF CREWMEMBER STATUS
                    Irrespective of subsection 9.8.1., above, a Crewmember who changes Base, Type or Crew Class after vacation periods have been awarded will be granted his choice of remaining available vacation periods in his new Base, Type and Crew Class. The Company will make every effort to permit the Crewmember to retain his originally awarded vacation period. If Company requirements preclude retention of this period, the Crewmember will be notified, within twenty-one (21) Days after changing Base, Type or Crew Class, that his vacation must be changed and will be provided a list of vacation periods available.

          9.8.4.    VACATION SLIDE
                    A Crewmember's vacation period will slide one (1) Day if, because of a reroute or reschedule, the Crewmember will have less than a twelve (12) hour rest period after release at his Base immediately prior to the beginning of his vacation. The Company will return a Crewmember to his Base or a mutually agreed upon location prior to the beginning of his vacation.

9.9.       VACATION BANK

          9.9.1.    MAXIMUM BANK
                    A Crewmember with five (5) years or less of Active Service may bank up to twenty-eight (28) vacation Days. A Crewmember with more than five (5) years of Active Service may bank up to forty-two (42) vacation Days.

          9.9.2.    PAY OUT

                   9.9.2.1.    EXCESS BANK
                               Vacation Days accrued in excess of the maximum allowable bank as of December 31 of each year will be paid on the second paycheck of January in the following year.

                   9.9.2.2.    CESSATION OF EMPLOYMENT
                               If a Crewmember resigns, retires, is terminated or dies, the Crewmember or his estate will be paid for all accrued vacation provided the Crewmember has completed one (1) year of Active Service. In case of resignation, the Crewmember must give the Company at least fourteen (14) Days written notice of resignation in order to receive accrued vacation.

                   9.9.2.3. SUPPLEMENT TO SICK LEAVE OR DISABILITY BENEFITS A Crewmember may use accrued vacation to supplement his sick leave or short-term disability benefits. The combination of sick leave, disability benefits and vacation will not exceed a Crewmember's MBPG.

9.10.      GENERAL

         9.10.1.    VACATION DAY
                    Vacation will begin at 0000Z and end at 2359Z at a Crewmember's Base.

         9.10.2.    STATEMENTS
                    A Crewmember's pay statement will show his accrued vacation.

SECTION 10 - HEALTH AND WELFARE

10.1.      LIFE INSURANCE
           The Company will provide life insurance for a Crewmember who has completed ninety (90) Days of Active Service. Coverage will be equal to one (1) year at the Crewmember's MBPG, rounded to the nearest one thousand dollars ($1,000). Effective July 1, 2000, a Crewmember who has completed five (5) years of Active Service will be provided coverage equal to two (2) years at the Crewmember's MBPG, rounded to the nearest one thousand dollars ($1,000). A Crewmember will continue to be covered by life insurance while operating a Company flight within a hostile area. Life insurance will be continued during the first thirty (30) Days of a leave of absence.

         10.1.1.    ADDITIONAL LIFE INSURANCE
                    The Company may offer additional life insurance that each Crewmember would be eligible to purchase.

10.2.      ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE
           The Company will provide accidental death and dismemberment insurance for a Crewmember who has completed ninety (90) Days of Active Service. Coverage will be equal to one (1) year at the Crewmember's MBPG, rounded to the nearest one thousand dollars ($1,000). Accidental death and dismemberment insurance will be continued during the first thirty (30) Days of a leave of absence.

10.3.      HEALTH AND DENTAL INSURANCE
           The Company will provide health and dental insurance for a Crewmember desiring coverage who has completed ninety (90) Days of Active Service. Overall coverage levels will not be less than the overall coverage levels in effect on the effective date of this Agreement. The Company may change insurance carriers or offer alternative plans, such as HMOs or PPOs.

         10.3.1.    COBRA
                    When a Crewmember leaves the service of the Company, including leaves of absence, he may be entitled to a continuation of all or part of his health and dental insurance coverage under COBRA. If a Crewmember is eligible for coverage under COBRA, all information regarding coverage, premiums, deadlines and forms will be forwarded to him at the address the Company has on file.

         10.3.2.    LEAVES OF ABSENCE
                    A Crewmember on a leave of absence must pay the employee portion of premiums during the first thirty (30) Days of the leave if he desires to remain covered. For leaves extending beyond thirty (30) Days, the Crewmember must, if he is eligible, elect COBRA to continue coverage, except as required by applicable law.

         10.3.3.    PREMIUMS FOR HEALTH AND DENTAL INSURANCE
                    The premium costs of health and dental insurance coverage will be shared between the Company and the Crewmember. Premium costs for Crewmembers will be no less favorable than those provided to other groups of Company employees. Notwithstanding the above, Crewmembers will have premium costs no greater than set forth in the table below:

                    Years of Active Service          Single Coverage           Family Coverage
                    -----------------------          ---------------           ---------------
                          1 through 3                     $60.00                    $150.00
                          4 through 6                     $40.00                    $100.00
                         greater than 6                   no cost                   no cost

         10.3.4. CONTINUATION OF HEALTH AND DENTAL INSURANCE AFTER RETIREMENT The Company will provide for continuation of all or a portion of a Crewmember's health and dental insurance coverage after retirement. Such coverage will be offset by COBRA. The cost of such coverage will be borne by the Crewmember and will not exceed the Company's cost for such insurance. Such coverage will be available to retired Crewmembers who have exceeded the FAA mandatory retirement age for Pilots and will continue until the minimum age to qualify for Medicare health insurance. If a Crewmember does not elect this coverage or elects to discontinue this coverage, he will no longer be eligible for such coverage.

10.4.      SHORT-TERM DISABILITY INSURANCE
           The Company will provide short-term disability insurance for a Crewmember who has completed ninety (90) Days of Active Service. Short-term disability benefits will be not less than sixty (60) percent of a Crewmember's MBPG. The maximum benefit per week will be not more than six hundred dollars ($600). Short-term disability benefits will begin, pursuant to the terms of the policy, after the required waiting period and after the Crewmember has been placed on a Medical Leave of Absence. Short-term disability benefits will continue for up to six (6) Months.

10.5.      LONG-TERM DISABILITY INSURANCE
           The Company will offer long-term disability insurance that each Crewmember would be eligible to purchase in accordance with the terms of the policy. The Union and the Company will periodically review the advisability of changing coverage and insurance carriers.

10.6.      ILLNESS OR INJURY WHILE IN THE SERVICE OF THE COMPANY

         10.6.1.    MEDICAL CARE AWAY FROM BASE
                    If a Crewmember suffers a work-related illness or injury away from his Base on Company business and the injury requires medical care away from his Base, the Company will pay all hospitalization and medical expenses that are not covered by applicable insurance.

         10.6.2.    TRANSPORTATION
                    A Crewmember who becomes ill or injured on Company business and who as a result is unable to complete his assignment will be provided with necessary transportation to his Base or residence as soon as prudent and possible. Such transportation will be provided at Company expense if not otherwise covered by applicable insurance.

         10.6.3.    WORKER'S COMPENSATION FILING PROCEDURE
                    A Crewmember who suffers a work-related illness or injury covered by Worker's Compensation must report such illness to the Company as soon as possible and complete an injury/illness report. A claim for Worker's Compensation must be filed in the state where the Crewmember is Based.

SECTION 11 - RETIREMENT

11.1.      TAX DEFERRED SAVINGS PLAN
           Not later than six (6) months after the date of signing of this Agreement, the Company will establish the Kitty Hawk International Crewmember's 401(k) Tax Deferred Savings Plan (the "Plan"). In accordance with the terms of the Plan, the Plan will be extended to all eligible Crewmembers. Crewmember participation in the Teamsters National 401(k) Plan will cease when the Kitty Hawk International Crewmember's 401(k) Plan is made available. All funds in the Teamsters National 401(k) Plan will be rolled over into the Plan without cost to the Crewmember. The Plan will allow a Crewmember to make self-directed investments. Transition from the Teamsters National 401(k) Plan to the Plan will occur with no interruption in payroll deductions.

11.2.      COMPANY CONTRIBUTIONS
           Pursuant to the Plan, the Company will match twenty-five percent (25%) of the first four percent (4%) of a Crewmember's contribution to the Plan, to a maximum of five hundred dollars ($500). For the year 2001 and subsequent years the Company will match twenty-five percent (25%) of a Crewmember's contribution to the Plan, up to the maximum permitted by law.

11.3.      VESTING SCHEDULE
           Company contributions to a Crewmember's 401(k) account will be vested in accordance with the following schedule:

           ---------------------------------------------------------------------------
           Year of Active Service                          Percent of total Company
                                                           contribution that is vested
           ---------------------------------------------------------------------------
           1st                                             Zero percent (0%)
           ---------------------------------------------------------------------------
           2nd                                             Twenty percent (20%)
           ---------------------------------------------------------------------------
           3rd                                             Forty percent (40%)
           ---------------------------------------------------------------------------
           4th                                             Sixty percent (60%)
           ---------------------------------------------------------------------------
           5th                                             Eighty percent (80%)
           ---------------------------------------------------------------------------

           All Company contributions will be fully vested after five (5) years of Active Service.

11.4.      PAYROLL DEDUCTIONS
           The Company will make payroll deductions for each Crewmember who participates in the Plan and deposit the funds into the account designated by the Plan Administrator in accordance with applicable laws. Prior to making the Plan available to Crewmembers, such funds will be deposited in the account designated by the Teamsters National 401(k) Plan Administrator. Subsequent to making the Plan available to Crewmembers, such funds will be deposited in the account designated by the Plan Administrator.

11.5.      CREWMEMBER FUNDS IN PRE-EXISTING COMPANY 401(k) PLAN
           Those Crewmembers who have funds in the pre-existing Company 401(k) plan that were deposited into the Company plan prior to the Teamsters National 401(k) Plan being offered to Crewmembers will continue to have those funds held in the Company 401(k) plan, until or unless such Crewmembers elect to transfer the pre-existing Company 401(k) plan into the new Plan, in accordance with applicable laws.

SECTION 12 - UNIFORMS

12.1.      INITIAL UNIFORMS
           A Crewmember will wear the standard uniform as prescribed by the Company while on duty. The cost of the original uniform will be borne by the Crewmember. A payroll deduction plan will be made available.

12.2.      MAINTENANCE ALLOWANCE
           The annual uniform maintenance allowance for a Crewmember will be one hundred thirty dollars ($130.00), paid during the first Month following the anniversary of his Date of Hire and every year thereafter, provided the Crewmember is employed at the time the allowance is paid.

12.3.      REPLACEMENT OF DAMAGED ITEMS
           The Company will reimburse a Crewmember for any items of the uniform that are damaged in the performance of duty. A Crewmember requesting reimbursement for replacement of an item damaged in the performance of duty must submit an expense reimbursement form to the Company with the original receipt along with the damaged uniform item.

12.4.      COMPANY INSIGNIA
           The Company will provide each Crewmember, free of charge, any Company insignia, epaulets or emblem worn as part of the uniform. Such items will remain the property of the Company. Each Crewmember will be responsible for replacement of these items if they are lost.

12.5.      UNION INSIGNIA
           A Union lapel pin may be worn on the uniform.

12.6.      CHANGES IN UNIFORM
           The Company will consider the recommendations of the Crewmembers regarding any changes to the uniform.

SECTION 13 - PHYSICAL EXAMINATIONS

13.1.      COMPANY STANDARDS
           The physical standards required of a Crewmember are the standards established by the Federal Aviation Administration (FAA).

13.2.      CONFIDENTIALITY
           Information obtained from an FAA-required physical examination will be kept confidential between the doctor(s), the Crewmember and Company personnel concerned with the Crewmember's physical condition, unless otherwise required by law or regulation.

13.3.      FAA PHYSICAL EXAMINATIONS

         13.3.1.    CERTIFICATES TO TRAINING DEPARTMENT
                    A Crewmember will provide the Training Department with a copy of his new current medical certificate by the twenty fifth (25th) Day of the Month in which the old medical certificate will expire. The Company may remove a Crewmember from service without pay if he fails to comply with this requirement. A Crewmember who is not able to exercise the privileges of his medical certificate will notify the Company of such inability in writing within twenty four (24) hours.

         13.3.2.    SCHEDULING OF FAA PHYSICAL
                    During the Month in which a Crewmember's physical examination is due, the Company will not prevent a Crewmember from attending the examination. A Crewmember will schedule his physical examination so as not to interfere with any Company-required duty.

         13.3.3.    INABILITY TO MAINTAIN A FIRST CLASS MEDICAL CERTIFICATE
                    A Pilot who is unable to maintain a First Class Medical Certificate but who is able to maintain a Second Class Medical Certificate may elect to remain as, or revert to, a First Officer. If the Pilot regains a First Class Medical Certificate, he may bid for Captain.

13.4.      REIMBURSEMENT FOR A PHYSICAL EXAMINATION
           If a Crewmember is eligible for, and carries, Company health insurance, the Company will pay the cost of one (1) physical examination annually. The examination will be paid in full up to one hundred dollars ($100) without regard to the annual deductible. If the cost of the examination exceeds one hundred dollars ($100), the additional amount will be covered at eighty percent (80%), provided that the annual deductible has been satisfied.

13.5.      FAA DRUG AND ALCOHOL TESTING PROGRAMS

         13.5.1.    PROGRAM ADMINISTRATION AND DESCRIPTION
                    The Company and the Crewmembers will adhere to the current FAA Drug and Alcohol Testing Programs. The Company will provide each Crewmember and the Union with all FAA-required material and information regarding the programs. The Company will make every effort to schedule FAA-required drug testing on a Crewmember's Duty Day. A Crewmember will not be called in to take an FAA-required random alcohol test on a duty free Day. The Company will notify Crewmembers, in writing, of any changes, modifications, or additions to the programs.

         13.5.2.    REIMBURSEMENT OF EXPENSES
                    The Company will reimburse a Crewmember for the cost of transportation, including mileage, to and from all FAA-required drug and alcohol testing.

         13.5.3.    DRUG TESTING ON A SCHEDULED DUTY FREE DAY
                    A Crewmember who is called in for an FAA-required random drug test on a scheduled duty free Day will be paid two (2) hours Flight Pay in addition to all other compensation.

SECTION 14 - LEAVES OF ABSENCE

14.1.      PERSONAL LEAVE

         14.1.1.    REQUESTS
                    When the requirements of the Company will permit, at the sole discretion of the Company, and upon written request submitted by a Crewmember to the Company as far in advance as possible, a Crewmember may be granted a leave of absence without pay. Such approval will not be effective unless stated in writing, specifying the beginning and ending dates for the leave and signed by the Director of Operations, or his designee.

         14.1.2.    SENIORITY AND LONGEVITY ACCRUAL
                    When a personal leave is granted, a Crewmember will continue to accrue seniority during the first sixty (60) Days of the leave. A Crewmember will not accrue sick leave, vacation or longevity for pay purposes, starting with the first day of the Bid Period following the Bid Period in which his leave commenced. Accrual will recommence on the first Day of the Bid Period in which a Crewmember returns from leave.

         14.1.3.    EXTENSIONS
                    Personal leave may be extended for additional periods when approved in writing by the Company. Such approval will state the ending date of the leave and be signed by the Director of Operations, or his designee.

14.2.      MILITARY LEAVE
           A Crewmember who enters involuntary, extended military service will be granted military leave in accordance with applicable federal laws and regulations. Military leave will be without pay. Return to duty will be subject to a requalifying period not to exceed thirty (30) Days. Weekend drills and annual two (2) week requirements are dealt with in Section 20.

14.3.      UNION LEAVE
           With thirty (30) Days written notice, up to four (4) Crewmembers appointed as Union officials, representatives, or delegates will be granted leaves of absence without pay. A Crewmember on Union leave will accrue seniority and longevity for pay purposes but will not accrue longevity for any other purpose.

14.4.      MEDICAL LEAVE
           A Crewmember whose sick leave bank has been exhausted, or who has been on sick leave for seven (7) consecutive Days and who is unable to return to active status will be placed on medical leave of absence without pay. A medical leave of absence will not exceed three (3) years. A Crewmember on medical leave of absence will accrue seniority but will not accrue longevity for any purpose.

14.5.      FUNERAL LEAVE

         14.5.1.    DURATION
                    In the case of death in the immediate family, a Crewmember is entitled to three (3) Days leave with pay for the purpose of attending the funeral. The Crewmember will inform Crew Scheduling which three (3) Day period is to be taken.

         14.5.2.    IMMEDIATE FAMILY
                    Immediate family will be limited to the Crewmember's spouse, children, stepchildren, father, father-in-law, stepfather, mother, mother-in-law, stepmother, sister, stepsister, brother, and stepbrother. The Crewmember may be required to provide verification of attendance at the funeral.

         14.5.3.    VACATION
                    A Crewmember who experiences the a death of an immediate family member during a vacation must notify his supervisor immediately upon receiving notice of the death and will have up to three (3) Days of remaining vacation rescheduled at a later date provided the Crewmember attends the funeral.

         14.5.4.    SCHEDULED DUTY FREE DAYS
                    Funeral leave will not apply when a Crewmember is on a scheduled duty free Day.

14.6.      FAMILY AND MEDICAL LEAVE ACT (FMLA)

         14.6.1.    FMLA
                    A Crewmember is permitted a leave of absence to the extent required by, and in accordance with, the terms of the FMLA.

         14.6.2.    SENIORITY AND LONGEVITY ACCRUAL
                    During FMLA leave, a Crewmember will accrue seniority and longevity for pay purposes but will not accrue longevity for any other purpose.

14.7.      MANAGEMENT CREWMEMBER LEAVE

         14.7.1.    SENIORITY AND LONGEVITY ACCRUAL
                    A Management Crewmember will be included on the Seniority List(s), designated by title. A Management Crewmember will accrue seniority and longevity, but will not accrue sick leave or vacation in accordance with this Agreement.

         14.7.2.    EXCLUSION FROM THE AGREEMENT
                    A Management Crewmember is not subject to this Agreement.

         14.7.3.    MAXIMUM NUMBER
                    Management leave is limited to a maximum of eleven (11) Crewmembers. The Company will provide the Union with a list of Management Crewmembers and notify the Union in writing of any changes.

         14.7.4.    401(k) PLAN
                    Management Crewmembers may participate in the 401(k) plan set forth in Section 11.

         14.7.5.    DUES EXEMPTION
                    A Management Crewmember will not be required to pay a Union initiation fee, Union dues or service fees.

         14.7.6.    FLYING RESTRICTION
                    A Management Crewmember will be limited to twenty-eight (28) hours of out-of-seniority flying in any Bid Period when a furlough is in effect.

14.8.      GENERAL

         14.8.1.    OTHER EMPLOYMENT
                    A Crewmember on a leave of absence will not, without prior written permission of the Company, engage in any employment.

         14.8.2.    RETURN FROM LEAVE
                    A Crewmember returning from leave will return to a vacancy, pursuant to Section 16, or to his former position, provided that it still exists and his seniority will allow him to hold the position. If the former position does not exist or he can no longer hold the position, the Crewmember may bump into any position for which he is qualified. If no such position exists, the Crewmember may exercise his seniority to assume another position.

         14.8.3.    PAY DURING REQUALIFICATION
                    Should qualification or requalification be necessary, a Crewmember returning from leave will be paid new-hire pay during such qualification or requalification for not more than thirty (30) Days. If the qualification or requalification period exceeds thirty (30) Days, the Crewmember will receive his applicable MBPG for that portion of the requalification that exceeds thirty (30) Days. If qualification or requalification is necessary, the Company will have up to thirty (30) Days following the Crewmember's notification that he is available to resume duty to return the Crewmember to pay status in accordance with this subsection.

SECTION 15 - SENIORITY

15.1.      SENIORITY GOVERNS
           Except as otherwise provided in this Agreement, seniority will govern awards and assignments.

15.2.      SENIORITY LISTS

         15.2.1.    SEPARATE LISTS
                    Two (2) separate Seniority Lists will be maintained. The Pilot's Seniority List will be based on a Crewmember's Date of Hire with the Company as a Crewmember. The Flight Engineer's Seniority List will be based on a Crewmember's Date of Hire with the Company as a Crewmember. When two (2) or more Crewmembers have the same Date of Hire in the same Category, they will be placed on the applicable Seniority List according to their age, i.e., the oldest Crewmember will receive the more senior position.

         15.2.2.    LIST CONTENTS
                    The Pilots' Seniority List will include all Captains and First Officers. The Flight Engineers' Seniority List will include all Second Officers and Professional Flight Engineers. Crewmembers hired by the Company after the date of ratification of this Agreement will be placed on either the Pilots' Seniority List or the Flight Engineers' Seniority List by Date of Hire.

15.3.      SENIORITY ACCRUAL
           A Crewmember will accrue seniority continuously during his employment, except as otherwise provided in this Agreement.

15.4.      SENIORITY LIST CONTENT AND PUBLISHING

         15.4.1.    CONTENT
                    The Seniority Lists will contain the date of the List, the category identification of the List, i.e., Pilot or Flight Engineer, seniority numbers, Crewmembers' names, Dates of Hire, birth dates, aircraft assignments, Crew Class, Check Airman or management status, Leave Status, assigned Base and designation as Prior Rights Flight Engineers.

         15.4.2.    POSTING
                    The Company will post the Seniority Lists at all Base(s) and hubs. On or before January 15 and July 15 of each year, the Company will mail an updated copy of the Seniority Lists to each Crewmember's home address and to the Union. The person issuing the Seniority Lists will date and sign the Lists.

15.5.      PROTESTS
           A Crewmember will be permitted ninety (90) days after posting of a Seniority List in which to protest, in writing to the Company, any omission or incorrect posting affecting his seniority. If a Crewmember fails to file such protest, he is bound by the list and has no further recourse regarding that or any subsequent list containing that omission or incorrect posting.

15.6.      LOSS OF SENIORITY
           A Crewmember having established a seniority date hereunder will not lose that date except by resignation or retirement, termination, furlough of more than six (6) continuous years or failure to return to duty upon expiration of a leave of absence.

15.7.      EFFECT OF BYPASS ON SENIORITY
           When a junior Crewmember is promoted over a senior Crewmember by reason of the failure of the latter to qualify in his turn, the more senior Crewmember will retain his position on the applicable Seniority List.

15.8.      LONGEVITY
           Longevity for pay and benefits will be based on a Crewmember's Date of Hire with the Company in any capacity, adjusted for leaves of absence and furloughs. Longevity will be utilized to determine entitlement to benefits and to establish rates of pay.

15.9.      PROBATION
           A Crewmember will be on probation until he has accumulated twelve
           (12) Months of Active Service from his Date of Hire as a Crewmember or the successful completion of his next proficiency check, whichever is later.

15.10.     FLIGHT ENGINEER TO PILOT BIDDING
           A Crewmember may exercise his seniority to move from the Flight Engineers' Seniority List to the Pilots' Seniority List by bidding for a Pilot vacancy.

         15.10.1.   MINIMUM REQUIREMENTS
                    A Crewmember submitting such a bid must meet the First Officer minimum requirements set forth in Section 19.

         15.10.2.   TRAINING AVAILABILITY
                    A Crewmember who is awarded a bid pursuant to this subsection must make himself available at a time convenient to the Company for Training for the Pilot position.

         15.10.3.   FAILURE TO QUALIFY
                    A Crewmember awarded a bid pursuant to this subsection who fails to qualify as a Pilot may return to his previous position on the Flight Engineers' Seniority List provided the Crewmember can qualify for such position.

         15.10.4.   REMOVAL FROM SENIORITY LIST
                    Upon successful qualification as a Pilot, including completion of all required Training, a Crewmember awarded a bid pursuant to this subsection will be removed from the Flight Engineers' Seniority List.

15.11.     PILOT TO FLIGHT ENGINEER BIDDING
           A Crewmember may exercise his seniority to move from the Pilots' Seniority List to the Flight Engineers' Seniority List one (1) time only by bidding for a Flight Engineer vacancy.

         15.11.1.   BID SUBMISSION DEADLINE
                    Such a bid must be on file not less than one hundred eighty
                    (180) Days before the Crewmember reaches the FAA mandatory Pilot retirement age.

         15.11.2.   MINIMUM REQUIREMENTS
                    A Crewmember submitting such a bid must meet the Flight Engineer minimum requirements set forth in Section 19.

         15.11.3.   BID TO PROFESSIONAL FLIGHT ENGINEER
                    A Crewmember who, at the time of bid award, can qualify as a Professional Flight Engineer will be placed on the Flight Engineers' Seniority List, in accordance with his seniority, upon successful qualification as a Flight Engineer.

         15.11.4.   BID TO SECOND OFFICER
                    A Crewmember who, at the time of bid award, cannot qualify as a Professional Flight Engineer will be placed on the Flight Engineers' Seniority List, in seniority order, below the lowest seniority Prior Rights Flight Engineer, upon successful qualification as a Flight Engineer.

         15.11.5.   HOLDING A BID ON FILE
                    If a bid filed pursuant to subsection 15.11.1. is not awarded before the Crewmember reaches the FAA mandatory Pilot retirement age, such bid will remain on file and eligible for award until twenty-four (24) months after the Crewmember reaches the FAA mandatory Pilot retirement age. However, in such a case the Crewmember will be placed on the Flight Engineer's Seniority List, in seniority order, below the lowest seniority Prior Rights Flight Engineer.

         15.11.6.   TRAINING AVAILABILITY
                    A Crewmember who is awarded a bid pursuant to this subsection must make himself available at a time convenient to the Company for Training for the Flight Engineer position. A Crewmember who declines a Flight Engineer class date for reasons within his control forfeits rights to subsections 15.11.3. and 15.11.5. If the Company elects to delay Training, the affected Crewmember will not forfeit rights to any part of this Section.

         15.11.7.   REMOVAL FROM SENIORITY LIST
                    Upon successful qualification as a Flight Engineer, including completion of all required Training, a Crewmember awarded a bid pursuant to this subsection will be removed from the Pilots' Seniority List.

         15.11.8.   FAILURE TO QUALIFY
                    A Crewmember awarded a bid pursuant to this subsection who fails to qualify as a Flight Engineer may return to his previous position on the Pilots' Seniority List, provided the Crewmember can qualify for such position.

         15.11.9.   DISPLACEMENT TO FLIGHT ENGINEER
                    The one-time bid limitation of this subsection will not apply to a Crewmember who is Displaced from the Pilots' Seniority List to the Flight Engineers' Seniority List.

SECTION 16 - FILLING OF VACANCIES

16.1.      VACANCY DEFINITION
           A vacancy means additional or open positions designated by the Company in any Base, Type and Crew Class.

16.2.      STANDING BID

         16.2.1.    STANDING BID DEFINITION
                    Each Crewmember must submit a signed and dated Standing Bid on a form provided by the Company to the Director of Operations, or his designee, by certified or registered mail, return receipt requested, fax or hand delivery. Standing Bids are effective upon receipt but will not be considered for a vacancy notice that has closed. The Standing Bid will indicate the Crewmember's preferences for all Base, Type and Crew Class listings. A Standing Bid file will be maintained by the Director of Operations, or his designee. A Crewmember may inspect his bid during normal office hours. A Crewmember who has no Standing Bid on file will be assumed to have bid his present position.

         16.2.2.    STANDING BID UPDATES
                    A Crewmember's Standing Bid may be updated at any time. An updated Standing Bid must be submitted on a form provided by the Company, signed and dated by the Crewmember, to the Director of Operations, or his designee, by certified or registered mail, return receipt requested, fax or hand delivery. Updated Standing Bids are effective upon receipt, but will not be considered for a vacancy notice that has closed.

16.3.      VACANCY FILLING
           Vacancies will be filled in accordance with the following procedure:

         16.3.1.    VACANCY NOTICE
                    The Company will determine the number of vacancies and post a notice announcing all known vacancies. The notice will state the Effective Date for each vacancy and the total number of positions, by Base, Type and Crew Class, required system wide. A copy of such notice will be mailed to each Crewmember, including each furloughed Crewmember.

         16.3.2.    VACANCY CLOSING AND BID SUBMISSION
                    The notice will include a deadline by which updated Standing Bids must be received by the Director of Operations, or his designee, which will not be less than fourteen (14) Days after the date such notice is mailed to Crewmembers. Each notice will be numbered consecutively during a calendar year. By mutual agreement, the Union and the Company may reduce the deadline period.

         16.3.3.    BID AWARD
                    Bids will be awarded in seniority order to Crewmembers who will be, or reasonably can be expected to be, available on the date Training for the award commences. A Crewmember appointed by the Union will be present at the time of bid awards, if the Union so requests. A Crewmember awarded a bid must meet the qualifications set forth in Section 19.

         16.3.4.    ADDITIONAL VACANCIES
                    Additional vacancies created by the bid awards will be filled concurrent with the bid awards in seniority order, based on a Crewmember's Standing Bid. No additional vacancy notice will be required.

         16.3.5.    UNFILLED VACANCIES
                    Vacancies that remain unfilled after bids have been awarded may be assigned in reverse Category seniority order or filled by new-hire Crewmembers.

         16.3.6.    PUBLISHING OF BID RESULTS
                    Results of bid awards and assignments will be mailed to each Crewmember within fourteen (14) Days after the specified closing date and will refer to the notice number that announced such vacancy(s). Results will include the Effective Date, Base, Type, Crew Class, name and seniority number of each successful bidder or assigned Crewmember.

16.4.      EQUIPMENT LOCK
           A Crewmember is not eligible to bid on any type of aircraft other than the type he is flying unless , on the Effective Date of the vacancy, he has completed eighteen (18) Months of Active Service from completion of his initial line check in his Type and Crew Class. This provision does not apply in the case of any Crewmember who has received notice of Curtailment in his Base, Type and Crew Class or who has been Displaced. When posting a vacancy notice, the Company may waive the equipment lock, provided the waiver is applied equally to all Crewmembers within a Crew Class. The waiver must be contained within the vacancy notice.

         16.4.1.    NEW EQUIPMENT TYPE
                    If the Company acquires a Type not previously in its fleet, all non-probationary Crewmembers who bid for that Type will have any existing equipment lock waived. This waiver applies for twelve (12) Months from the date such Type is placed in service.

16.5.      BYPASS
           If a Pilot, or a Flight Engineer who has bid for the Category of Pilot, has attained the age of 57 at the time of his bid award or Displacement, and Training is required, the Company may elect not to train the Crewmember and pay him as follows:

         16.5.1.    UPGRADE TO CAPTAIN
                    The Crewmember will be paid as a Captain until reaching the FAA mandated retirement age for Pilots.

         16.5.2.    TRANSITION
                    The Crewmember will be paid an override of ten dollars ($10.00) per hour for each hour credited until reaching the FAA mandated retirement age for Pilots.

SECTION 17 - BASES

17.1.      UNION CONSULTATION
           The Company will confer with the Union before opening any new Base.

17.2.      INTERNATIONAL BASES
           If the Company desires to establish any Base outside the contiguous United States and the District of Columbia, the Union and the Company will meet and agree upon the changes necessary in this Agreement prior to establishing such a Base.

17.3.      DOMESTIC BASES

         17.3.1.    MINIMUM STAFFING LEVEL
                    If the Company desires to establish any Base inside the contiguous United States and the District of Columbia, the Base will be staffed initially with at least four (4) crews by Type. The average annualized staffing at the base will be maintained at a minimum of four (4) crews.

         17.3.2.    STAFFING LEVEL CHANGES
                    Subject to subsection 17.3.1., the Company may increase or decrease the staffing level at any domestic Base as follows:

                   17.3.2.1.   INCREASED STAFFING
                               If the Company opens a new base or desires to increase staffing within a Type and Crew Class at an existing Base, it will award such positions in seniority order in accordance with standing bids on file from among Crewmembers in the appropriate Type and Crew Class. If no Crewmember in the Type and Crew Class has a standing bid on file for such Base, the Company may junior assign to such position from among Crewmembers in the Type and Crew Class or may fill the position in accordance with Section 16.

                   17.3.2.2.   DECREASED STAFFING
                               If the Company desires to decrease staffing within a Type and Crew Class at a Base, it will displace the most junior Crewmember in that Type and Crew Class at the Base. In accordance with his standing bid on file, the displaced Crewmember will displace a more junior Crewmember in his Type and Crew Class at any other Base. If the displaced Crewmember is unable to fill a position in his Type and Crew Class pursuant to subsections 17.3.2.1. or 17.3.2.2., he will be subject to the provisions of subsection 18.2..

                   17.3.2.3.   NO MOVING EXPENSES
                               A Crewmember who changes Bases voluntarily or involuntarily in accordance with the provisions of subsection 17.3. will not be eligible for moving expenses.

         17.3.3.  THIRTY-FIVE (35) MILE RULE

                   17.3.3.1.   PER DIEM IN BASE
                               A Crewmember whose principal residence is more than thirty-five (35) miles from his Base will be eligible for Per Diem for all hours beginning when he reports for a flight assignment at his Base or is required to be on reserve, other than R-3, at his Base and ending when he is released from all duty at his Base for a Day off meeting the requirements of subsection 20.2.2.3.

                  17.3.3.2.    LODGING IN BASE
                               A Crewmember whose principal residence is more than thirty-five (35) miles from his Base will be eligible for lodging in his base beginning when he reports for a flight assignment at his Base or is required to be on reserve, other than R-3, at his Base and ending when he is released from all duty at his Base for a Day off meeting the requirements of subsection 20.2.2.3. A Crewmember who is eligible for lodging under this subsection who reports for an assignment during which he will be provided with lodging in accordance with subsection 6.2. will check out from the in-Base lodging during such an assignment.

17.4.      TEMPORARY BASES
           The Company may establish temporary Bases within the contiguous United States and the District of Columbia for up to three (3) consecutive Bid Periods, when establishment of a permanent Base is not practical. Temporary Bases may be bid only by Crewmembers in the Base, Type and Crew Class designated by the Company. If there are insufficient bidders, the Company may assign Crewmembers to a temporary Base, in inverse seniority order. Lodging will be provided while the Crewmember is in his temporary Base. Per Diem will be provided continuously from the time the Crewmember leaves his permanent Base or Residence Airport for the temporary Base assignment until he returns to his permanent Base or Residence Airport after his temporary assignment is completed. Transportation to and from the temporary Base will be provided at the beginning and the end of the temporary assignment. Release for all scheduled Days free of duty will occur at the Crewmember's temporary Base.

SECTION 18 - CURTAILMENT, DISPLACEMENT, FURLOUGH AND RECALL

18.1.      CURTAILMENT
           When a reduction in the required number of Crewmembers becomes necessary in any Base, Type and Crew Class, a Curtailment will occur. A notice of Curtailment will be published prior to the effective date of the Curtailment.

         18.1.1.    CURTAILMENT PROCEDURE
                    If a Curtailment is not satisfied by the awarding of a vacancy, retirement, resignation, termination, death or leave of absence, a Displacement will occur.

18.2.      DISPLACEMENT
           When, because of a Curtailment, a Crewmember can no longer hold his position, a Displacement will occur.

         18.2.1.    DISPLACEMENT PROCEDURE
                    Displacement will occur in inverse order of seniority. A displaced Crewmember may exercise his seniority to assume any position in his Type and Crew Class or, if no such position is available, to assume any position he can hold.

18.3.      FURLOUGH
           If a Displaced Crewmember is unable to hold any position, he may be furloughed.

         18.3.1.    VOLUNTARY FURLOUGH
                    Prior to a furlough, the Company may grant voluntary furloughs.

         18.3.2.    NOTICE OF FURLOUGH
                    When a Crewmember is to be furloughed, he will be given at least fourteen (14) Days written notice, or pay in lieu thereof, except when the furlough is caused by a strike, Act of God, involuntary grounding of Company aircraft or other circumstances beyond the Company's control. In such cases, the Company will give as much notice as possible. Announcements of furlough will be posted at all Bases and hubs. Notice to an affected Crewmember will be registered or certified mail, return receipt requested, or hand delivered to, and signed for by, the Crewmember. An affected Crewmember on a Trip Sequence that does not transit any Bases or hubs will be notified of his furlough directly by the Company not later than twelve (12) Days prior to the effective date of the furlough.

         18.3.3.    RETENTION OF SENIORITY
                    A Crewmember will accrue seniority but not longevity while on furlough.

         18.3.4.    CHANGE IN ADDRESS OR TELEPHONE NUMBER
                    A furloughed Crewmember will notify the Company within twenty four (24) hours of any change in his address or telephone number.

         18.3.5.    STANDING BID
                    A furloughed Crewmember should maintain his Standing Bid while on furlough. If no Standing Bid is on file, or if insufficient choices are listed, the Crewmember will be recalled to the Base, Type and Crew Class of the Company's choice.

         18.3.6.    FURLOUGH EXPIRATION
                    A Crewmember who has not been recalled within six (6) years from the date of his furlough will forfeit his seniority and will not be entitled to recall.

18.4.      RECALL
           When a vacancy exists in a Category that is not filled in accordance with Section 16, the Company will recall a furloughed Crewmember in that Category before filling the vacancy with a new-hire Crewmember.

         18.4.1.    CATEGORY SENIORITY ORDER
                    A furloughed Crewmember will be recalled in Category seniority order to unfilled vacancies in his Category. However, a furloughed Second Officer meeting the requirements of subsection 19.1.2.1. will be recalled to First Officer provided no Pilot is on furlough, and, a furloughed Pilot meeting the requirements of subsection
                    19.1.2.2. will be recalled to Second Officer provided no Prior Rights Flight Engineer is on furlough and he is unable to hold a position as First Officer.

         18.4.2.    BYPASS OF RECALL
                    If a furloughed Crewmember desires to be bypassed for recall, he must notify the Company in writing that he wishes to be placed on the bypass list. The Crewmember may remove his name from the bypass list at any time. If all furloughed Crewmembers in a Category are on the bypass list at the time of a recall, the most junior Crewmember in the recalled Category on the bypass list must accept recall or he will be terminated.

         18.4.3.    RECALL NOTICE
                    A notice of recall will be in writing, by certified or registered mail, return receipt requested, to the Crewmember's last address on file with the Company, with a copy to the Union. The recalled Crewmember must reply in writing to the Company, by certified or registered mail, return receipt requested, within seven (7) Days of date of receipt of the recall notice. A Crewmember accepting recall must be able to report for duty within fourteen (14) Days of receipt of the recall notice. If the Crewmember's address on file with the Company is outside the United States, he will be allowed thirty-one (31) Days in which to be able to report for duty. If, after accepting recall, the Crewmember is unable to report for duty because of circumstances beyond his control, he will be placed on an appropriate leave of absence.

         18.4.4.    WAIVER OF RECALL NOTICE
                    A Crewmember may accept early recall and waive the provisions of subsection 18.4.3., above, by telephone or any other means. Oral waivers will be followed up in writing.

         18.4.5.    FAILURE TO RESPOND OR REPORT
                    A Crewmember will be terminated if he fails to state his intent to accept recall within seven (7) Days of receipt of the recall notice, if the US Post Office informs the Company that the recall notice is undeliverable, if he fails to respond to a recall notice within thirty-one (31) Days of the mailing of the recall notice or if he fails to report for duty after recall.

         18.4.6.    MINIMUM RECALL DURATION
                    A recall will be for a minimum of sixty (60) Days.

         18.4.7.    NEW-HIRE FLYING EXCLUSION
                    A new-hire Crewmember will not be placed on Flight Pay status until all recalled Crewmembers in his Category have been placed on Flight Pay status unless a recalled Crewmember fails to complete Training successfully or delays his own Training.

         18.4.8.    PAY WHEN RECALLED
                    Should qualification or requalification be necessary, a recalled Crewmember will be paid new-hire pay during such qualification or requalification, for not more than thirty
                    (30) Days. If the qualification or requalification period exceeds thirty (30) Days, the Crewmember will receive his applicable MBPG for that portion of the qualification or requalification period that exceeds thirty (30) Days.

SECTION 19 - TRAINING

19.1.      QUALIFICATIONS

         19.1.1.    FAA REQUIREMENTS
                    A Crewmember must meet all FAA qualifications and certification requirements applicable to his Crew Class and Type.

         19.1.2.    COMPANY MINIMUM REQUIREMENTS
                    The minimum requirements for bid award are set forth below. The Company may reduce the requirements provided they are applied equally to all Crewmembers in any notice of vacancy. The minimum requirements may be increased if required by the FAA or with the agreement of the Union.

                  19.1.2.1.    FIRST OFFICER MINIMUM REQUIREMENTS:

                           19.1.2.1.1.    CERTIFICATES
                                          A Commercial Pilot Certificate with
                                          Instrument and Multi-Engine Land
                                          Rating; and

                           19.1.2.1.2.    FLYING EXPERIENCE
                                          1,500 hours total pilot time; and

                           19.1.2.1.3.    MEDICAL CERTIFICATE
                                          An FAA First Class Medical
                                          Certificate, and

                           19.1.2.1.4.    SIMULATOR EVALUATION
                                          A satisfactory simulator evaluation;
                                          and

                           19.1.2.1.5.    WRITTEN EXAMINATION
                                          Successfully complete the FAA ATP
                                          written examination or an equivalent
                                          Company examination.

                           19.1.2.1.6.    FLIGHT ENGINEER UPGRADES
                                          A Flight Engineer may use fifty
                                          percent (50%) of his Flight Engineer
                                          time with the Company, up to a maximum
                                          of 750 hours, to satisfy the
                                          requirement set forth in subsection
                                          19.1.2.1.2.

                  19.1.2.2.    SECOND OFFICER MINIMUM REQUIREMENTS:

                           19.1.2.2.1.    CERTIFICATES
                                          A Commercial Pilot Certificate with
                                          Instrument and Multi-Engine Land
                                          Ratings; and

                           19.1.2.2.2.    FLYING EXPERIENCE
                                          1,500 hours total pilot time; and

                           19.1.2.2.3.    MEDICAL CERTIFICATE
                                          An FAA First or Second Class Medical
                                          Certificate, and

                           19.1.2.2.4.    WRITTEN EXAMINATION
                                          Successfully complete the FAA Flight
                                          Engineer written examination(s).

                  19.1.2.3.   PROFESSIONAL FLIGHT ENGINEER MINIMUM REQUIREMENTS:

                           19.1.2.3.1.    CERTIFICATES
                                          An Aircraft Mechanic Certificate with
                                          Airframe and Powerplant Ratings.  A
                                          Flight Engineer Certificate with a
                                          Turbojet Rating; and

                           19.1.2.3.2.    MEDICAL CERTIFICATE
                                          An FAA First or Second Class Medical
                                          Certificate; and

                           19.1.2.3.3.    COMPANY EMPLOYEES
                                          A Company employee may substitute the
                                          appropriate FAA written examination(s)
                                          for the Flight Engineer Certificate
                                          requirement set forth in subsection
                                          19.1.2.3.1.

                  19.1.2.4.   CAPTAIN MINIMUM REQUIREMENTS:

                           19.1.2.4.1.    CERTIFICATES
                                          An Airline Transport Pilot
                                          Certificate; and

                           19.1.2.4.2.    FLYING EXPERIENCE
                                          5,000 hours of total pilot time, or,
                                          twenty-four (24) Months of pilot
                                          experience on Company aircraft, or,
                                          500 hours of pilot time with the
                                          Company in Type, but not less than
                                          2,500 hours of total pilot time; and

                           19.1.2.4.3.    MEDICAL CERTIFICATE
                                          An FAA First Class Medical
                                          Certificate.

                           19.1.2.4.4.    FIRST OFFICER UPGRADES
                                          A First Officer with the Company is
                                          exempted from the requirements of
                                          subsection 19.1.2.4.1., provided he
                                          has passed the FAA ATP written
                                          examination.

19.2.      COMPANY-PROVIDED TRAINING
           The Company will provide the necessary manuals and Training to meet the requirements of the FAA-Approved Training Program at no cost to the Crewmember.

19.3.      TRAINING RECORDS REVIEW
           A Crewmember may review all pertinent forms at the conclusion of each Training or check period. He will be provided a copy of his Training event form(s) at the conclusion of each Training course or check period. The Crewmember will sign the Training event form(s). Upon written request to the Training Department, a Crewmember may review his permanent Training record.

19.4.      NOTICE OF TRAINING
           The Company will provide at least seven (7) Day's notice of all ground and simulator Training unless the Crewmember agrees to shorter notice.

19.5.      TRAINING SCHEDULES

         19.5.1.    RECURRENT GROUND SCHOOL
                    Recurrent ground school will not be scheduled so as to conflict with a Crewmember's scheduled vacation. However, in a Crewmember's grace Month, when the scheduling of recurrent ground school is the result of his own actions, recurrent ground school may conflict with his scheduled vacation. If more than one (1) recurrent ground school period is available in a Bid Period, the ground school periods will be assigned at the Company's discretion.

         19.5.2.    RECURRENT SIMULATOR TRAINING
                    Recurrent simulator Training and recurrent proficiency checks will not be scheduled so as to conflict with a Crewmember's scheduled vacation, unless a Crewmember is in his grace Month. A Crewmember must attend his assigned recurrent simulator Training period(s) and recurrent proficiency check(s).

         19.5.3.    ONE-IN-SEVEN
                    Unless waived by all Crewmembers in a Training class, a Crewmember will be provided at least one (1) period of twenty-four (24) consecutive hours free of all duty during any seven (7) consecutive Days assigned to Training, except for recurrent Training.

         19.5.4.    MINIMUM SCHEDULED DAYS FREE OF DUTY
                    A Crewmember scheduled for initial, transition or upgrade Training of fifteen (15) or more Days duration will be scheduled for five (5) consecutive Days free of duty prior to the commencement of such Training. A Crewmember may waive such Days free of duty. However, such waiver will not cause the waived Days to be paid under subsection 5.9. Training will not be scheduled for seven (7) consecutive Days.

         19.5.5.    REST BEFORE SIMULATOR
                    If a Crewmember reports directly from line flying to the simulator, the Company will schedule that Crewmember for twelve (12) hours free of all duty between arrival at the simulator city and the simulator briefing. If, because of circumstances beyond the Company's control, less than ten
                    (10) hours free of all duty is available, the Crewmember may elect to reschedule the simulator period.

         19.5.6.    SIMULATOR PERIOD DURATION
                    Simulator Training or check periods will not be scheduled to exceed four (4) hours per Day, excluding briefing and debriefing.

19.6.      INITIAL, UPGRADE AND TRANSITION TRAINING FAILURES

         19.6.1.    FIRST TRAINING FAILURE
                    When a successful bidder fails to qualify, he will be returned to his former Crew Class and Type and will be given requalification Training in accordance with the Company's FAA-Approved Training Program. If the Crewmember fails to requalify, he may be terminated. If his former Type is no longer a part of the Company fleet, he will be given his second Training attempt.

         19.6.2.    INELIGIBILITY TO BID AFTER FAILURES
                    A Crewmember who fails to complete Training successfully or fails a pre-Training simulator evaluation will be ineligible to bid on any vacancy requiring Training until he has completed an additional five hundred (500) hours and twelve
                    (12) Months of active flying on the Type to which he is assigned. The Company may waive this restriction. A withdrawal from Training will be considered a failure to complete Training under the terms of this Section.

         19.6.3.    SECOND TRAINING FAILURE
                    A Crewmember who fails to complete two (2) consecutive Initial, Upgrade or Transition Training events successfully may be terminated or be returned to his former Crew Class for the duration of his employment.

         19.6.4.    FAILURE TO MEET TRAINING TIME LINES
                    A Crewmember who fails to complete Training because of the failure to meet FAA-mandated Training time lines will receive additional Training. If the failure to meet the time lines was for reasons beyond the Crewmember's control and he subsequently fails to complete Training successfully, he will not be subject to subsection 19.6.3. However, he will be subject to subsection 19.6.2.

         19.6.5.    FAILURE TO PASS PRE-TRAINING EVALUATIONS
                    A Crewmember who fails three (3) consecutive pre-Training simulator evaluations may be restricted in his present Crew Class for the duration of his employment.

19.7.      RECURRENT TRAINING FAILURES

         19.7.1.    FIRST FAILURE
                    A Crewmember who fails to complete a recurrent Training event successfully will be given additional Training in the areas of deficiency, as determined by the Director of Training in consultation with the Professional Standards Committee.

         19.7.2.    SECOND FAILURE
                    A Crewmember who receives additional Training and subsequently fails to complete recurrent Training successfully may be terminated.

19.8.      PROFESSIONAL STANDARDS COMMITTEE INVOLVEMENT

         19.8.1.    TRAINING FAILURES
                    The Company will advise a member of the Professional Standards Committee whenever a Crewmember fails to complete any Training event. Upon request, the Director of Training will consult with a member of the Professional Standards Committee and the Crewmember before the disposition of the affected Crewmember is determined.

         19.8.2.    COMMITTEE MEMBER PAY PROTECTION
                    Committee Member pay protection is dealt with in subsection 28.7.

19.9.      TRAINING PAY
           Training Pay is dealt with in Section 5.

19.10.     GENERAL

         19.10.1.   REVENUE FLYING
                    Except for OE, a Crewmember will not be required to fly a revenue flight while in initial or transition Training.

         19.10.2.   PROBATIONARY CREWMEMBERS
                    Training of probationary Crewmembers will be handled at the Company's discretion.

         19.10.3.   RECURRENT TRAINING ORDER
                    Recurrent ground school must be completed successfully prior to administering simulator Training or a proficiency check.

         19.10.4.   RE-INDEXING
                    The Company may reschedule the due Month of recurrent Training to equalize the number of Crewmembers needing recurrent Training over a twelve (12) Month period. The Company will provide at least thirty (30) days notice to a Crewmember whose due Month is being rescheduled. The Crewmember may waive such notice.

         19.10.5.   GROUND TRANSPORTATION
                    The Company will provide ground transportation between a place of lodging and a Training facility if ground transportation is not provided by the place of lodging or the Training facility.

SECTION 20 - SCHEDULING

20.1.      BID PERIOD
           A Bid Period will contain twenty-eight (28) days. The Company may utilize Bid Periods of other than twenty-eight (28) Days with mutual agreement between the Union and the Company.

         20.1.1.    MULTIPLE BID PERIODS AWARDED SEPARATELY
                    The Company may include up to three (3) Bid Periods in one
                    (1) Bid Package. Each Bid Period will be bid and awarded separately and sequentially.

         20.1.2.    MULTIPLE BID PERIODS AWARDED CONCURRENTLY
                    When a scheduling requirement exceeds twenty-eight (28), but no more than fifty-six (56) days, the Company may include two (2) bid periods in one (1) Bid Package for one (1) or more Lines of Flying, Composite Lines or Reserve Lines. The two (2) bid periods will be bid and awarded as if they were one (1) Bid Period. Concurrently awarded or assigned consecutive Bid Lines will not contain more than twenty-one
                    (21) consecutive duty Days.

20.2.      BID LINE CONSTRUCTION

         20.2.1.    LINES OF FLYING, COMPOSITE LINES AND RESERVE LINES
                    The Company will construct Lines of Flying that may contain Days free of duty, Trip Sequences and reserve Days. The Company may also construct Composite Lines that will be blank when published. The Company may also construct Reserve Lines containing Days free of duty and reserve Days. Reserve Days on a Bid Line will be designated R-1, R-2 or R-3. Lines of Flying will contain all known flying, except that the Company may withhold from Lines of Flying up to five (5) percent of known flying, by Type, Base and Crew Class, to be used for management flying or Training. Such time may be designated Open Time at the Company's discretion.

         20.2.1.    SCHEDULED DUTY FREE DAYS
                    Except as provided in subsection 17.4., release for a Crewmember's scheduled Days free of duty will occur in his Base or Residence Airport.

                  20.2.1.1.    MINIMUM SCHEDULED DUTY FREE DAYS
                               Bid Lines will contain a minimum of twelve (12) scheduled Days free of duty.

                  20.2.1.2.    INVIOLATE SCHEDULED DUTY FREE DAYS
                               A Crewmember may declare up to three (3) consecutive scheduled duty free Days as inviolate. Such declaration must be made not later than forty-eight (48) hours prior to the beginning of the Bid Period. A Crewmember is not required to perform duty, including Junior Assignment and Training, on an inviolate scheduled duty free Day.

                  20.2.2.3.    MINIMUM CONSECUTIVE SCHEDULED DUTY FREE DAYS
                               The minimum scheduled duty free Days required in subsection 20.2.2.1. will be scheduled in a maximum of two (2) blocks of Days off, with a minimum of three (3) Days off in any block. Additional Days free of duty may be in blocks of less than three (3).

                  20.2.2.4.    CONTACT ON SCHEDULED DUTY FREE DAYS
                               A Crewmember is not required to keep the Company informed of his whereabouts or carry a pager while on his scheduled duty free Days. A Crewmember is not required to maintain contact with the Company on a scheduled duty free Day other than to comply with subsection 20.6.5.

20.3.      BID PROCEDURES

         20.3.1.    ELIGIBILITY TO BID
                    A Crewmember must be Type and Crew Class current and qualified at bid close to bid a line. A Crewmember scheduled for upgrade or transition Training in a Bid Period will not be awarded a Bid Line that conflicts with such Training. A Crewmember who is not expected to be available for at least one half of the Days in the Bid Period will not be awarded a line. Crew Scheduling will assign or construct a line with pro-rated scheduled duty free Days, rounded to the nearest whole Day for a Crewmember who is not awarded a line pursuant to this subsection. A Crewmember who becomes available after bid close will be assigned a Reserve Line with pro-rated scheduled duty free Days, rounded to the nearest whole Day. The Crew Scheduler will consider a Crewmember's request regarding the scheduling of such duty free Days.

         20.3.2.    BID PACKAGE CONTENTS
                    A Bid Package will be published for each Type at each Base for each Bid Period. It will contain Trip Sequence descriptions including report times, Bid Lines, Open Time, the bid request form, the Bid Seniority List, Crewmember vacation dates, the anticipated Recurrent ground school dates, the anticipated Recurrent simulator periods and a list of Crewmembers who require recurrent Training.

         20.3.3.    BID PACKAGE DISTRIBUTION
                    The Company will mail or e-mail a Bid Package to each Crewmember's residence and post the Bid Package at Bases and hubs, not later than twenty (20) Days before the last Day of the Bid Period prior to the one being bid. If a Crewmember does not have access to his residence, Bases or hubs, Crew Scheduling will fax or e-mail a bid package to him upon request.

         20.3.4.    BID SUBMISSION
                    Completed bid request forms may be submitted to the Scheduling Department. A Crewmember may request confirmation that his bid has been received.

         20.3.5.    BID AWARD SCHEDULE
                    Bids will close ten (10) Days before the last Day of the Bid Period prior to the one being bid. The Company will award and post the awards at Bases and hubs no later than five (5) Days before the last Day of the Bid Period prior to the one being bid. A re-bid will not occur after Bid Line awards are posted. However, this will not prevent correction, within seventy-two (72) hours of award, for errors in the bid award.

                  20.3.5.1.    COMPOSITE LINE CONSTRUCTION
                               No later than seventy-two (72) hours after bid award, the Company will utilize Open Time, reserve Days and Days free of duty to construct Composite Lines. Crewmembers awarded or assigned Composite Lines will then be provided with a copy of the Bid Line.

                  20.3.5.2.    RESERVE STATUS CHANGE
                               A Crewmember may have his reserve status (R-3, R-2, R-1) on any reserve Day(s) changed before the beginning of the Bid Period in accordance with the response times in Section 23. Changes to reserve status after the beginning of the Bid Period are dealt with in Section 23.

         20.3.6.    BID PERIOD TRANSITION
                    A Crewmember must complete a Trip Sequence that continues into the subsequent Bid Period.

                  20.3.6.1.    SCHEDULE CONFLICTS
                               If a Crewmember is awarded or assigned a Bid Line that conflicts with a Trip Sequence from the preceding Bid Period (e.g., he must be in two places at once) or results in a potential conflict with the FARs, Crew Scheduling will adjust his Bid Line by dropping the conflicting Days from the conflicting Trip Sequence(s) or replacing them with a Trip Sequence(s) or reserve Day that does not conflict.

                  20.3.6.2.    EXCESS DAYS
                               If a Crewmember is awarded or assigned a Bid Line that, in combination with a Trip Sequence that continues from the preceding Bid Period, will cause him to have fewer than the minimum scheduled duty free Days set forth in subsection 20.2.2.1., he may elect to drop sufficient Days from a Trip Sequence(s) to meet the requirements of subsections 20.2.2.1. and 20.2.2.3. Such election will be coordinated with Crew Scheduling. As an alternative, he may elect to fly the extra Days and have the Days paid at the rate set forth in subsection 5.9. If he elects to fly the Trip Sequence(s), pay under subsection
                               5.9. will be calculated from the last Day of the Trip Sequence(s) forward. He must coordinate his election with Crew Scheduling within forty-eight
                               (48) hours of the bid award. If the Crewmember fails to contact Crew Scheduling within forty-eight (48) hours of the bid award, Crew Scheduling will adjust his Bid Line by dropping sufficient Days from a Trip Sequence(s) to cause his Bid Line to comply with subsections 20.2.2.1. and 20.2.2.3.

         20.3.7.    BID AWARDS
                    Bids will be awarded in seniority order by Type and Crew Class in each Base. If a member of the Scheduling Committee requests to be present at the award, he will be accommodated, provided that his attendance does not interfere with his ability to perform any scheduled duty. If a Captain is unable to hold a line as a Captain because of an insufficient number of lines, he will be awarded a line as a First Officer in seniority order after all First Officers have been awarded their bids.

         20.3.8.    FAILURE TO BID
                    If a Crewmember does not bid or if his bid does not comply with this Section or contain sufficient choices, he will be assigned a Bid Line after all other bids are awarded.

20.4.      OPEN TIME
           Open Time is known flying that is not placed into Lines of Flying and flying that subsequently becomes available during the Bid Period. A Trip Sequence that is dropped from a Crewmember's Bid Line for reasons such as vacation, leaves of absence, sick leave, Bid Period transition or Training is also Open Time. Prior to the beginning of a Bid Period, Open Time may be used to construct Composite Lines. The Company may award or assign a partial Trip Sequence.

         20.4.1.    OPEN TIME AWARD AND ASSIGNMENT
                    After the beginning of the Bid Period, except for a trip scheduled to depart within forty-eight (48) hours of the Company becoming aware of such trip, or for time assigned to a Crewmember pursuant to other provisions of this Section, Open Time will be awarded or assigned in the order listed below:

                  20.4.1.1.    DEDICATED RESERVE
                               At the Company's option, to a Crewmember who is serving in a designated reserve or standby role, such as a reserve that is dedicated to the specific customer for whom the trip is operating, e.g., AMC and USPS standby.

                  20.4.1.2.    TRAINING
                               At the Company's option, to a Crewmember who requires OE, route qualification or other line flight Training.

                  20.4.1.3.    SHORTED TIME CREWMEMBER
                               To a Crewmember, in seniority order, who has lost flying from his Bid Line and who is on a scheduled Duty Day.

                  20.4.1.4.    MANAGEMENT CREWMEMBERS
                               At the Company's option, to a Management
                               Crewmember.

                  20.4.1.5.    VOLUNTEER
                               To a Crewmember, in seniority order by Type, Category and Crew Class, who has volunteered for Open Time. The Crewmember will have the option to either replenish his sick leave bank, in accordance with subsection 8.4., or be paid for the flying. The Company may bypass a Crewmember who, including the Open Time, is projected to exceed eighty-four (84) actual flight hours for the Bid Period or FAR annual Flight Time limitations.

                  20.4.1.6.    RESERVE
                               To a Crewmember on reserve.

                  20.4.1.7.    JUNIOR ASSIGNMENT
                               If no reserve is available, to the most junior available Crewmember on a scheduled duty free Day. The most junior available Crewmember may be bypassed if his junior assignment will create a conflict with a Trip Sequence on his Bid Line.

                           20.4.1.7.1.    MAXIMUM NUMBER OF JUNIOR ASSIGNMENTS
                                          A Crewmember will not be junior
                                          assigned more than six (6) Days in any
                                          thirteen (13) consecutive Bid Periods,
                                          unless the Crewmember agrees
                                          otherwise.

                           20.4.1.7.2. SCHEDULE CONFLICTS AS A RESULT OF JUNIOR ASSIGNMENT
                                          A Crewmember who, as a result of a
                                          junior assignment, is required to drop
                                          a subsequent Trip Sequence(s) because
                                          of either FAR or contractual Flight or
                                          Duty Time limitations may be
                                          rescheduled under subsection 20.5.2.
                                          However, he will be credited with the
                                          value of the junior assigned trip and
                                          the greater of the Trip Sequence(s)
                                          dropped or the Trip Sequence(s), if
                                          any, to which he is reassigned.

20.5.      RESCHEDULE AFTER BID AWARD

         20.5.1.   RESCHEDULE FOR TRAINING

                  20.5.1.1.    RESCHEDULE FOR ANOTHER CREWMEMBER'S TRAINING
                               If the Company removes a Crewmember from a Trip Sequence(s) or reserve assignment for the purpose of Training another Crewmember, the Company will return the Crewmember to his Bid Line as soon as practical. A Crewmember will not be required to make up lost time on his scheduled duty free Days. The Crewmember will be credited with the greater of the Trip Sequence(s) from which he is removed or the Trip Sequence(s) or reserve duty, if any, to which he is assigned.

                20.5.1.2.      RESCHEDULE FOR A CREWMEMBER'S OWN TRAINING
                               If the Company removes a Crewmember from a Trip Sequence(s) or reserve assignment for the purpose of his recurrent Training, the Company will return the Crewmember to his Bid Line as soon as practical. A Crewmember will not be required to make up lost time on his scheduled duty free Days. The Crewmember will be credited with Training pay pursuant to subsection 5.11.1.1. for all Days rescheduled.

         20.5.2.    RESCHEDULE FOR OTHER THAN TRAINING
                    If the Company removes a Crewmember from a Trip Sequence(s) for reasons such as trip cancellations, crew legality or weather, it will return the Crewmember to his Bid Line as soon as practical. A Crewmember will not be required to make up lost time on his scheduled duty free Days. The Crewmember will not be credited for the Trip Sequence(s) from which he was removed. The Crewmember may be assigned to another Trip Sequence(s) or to reserve.

20.6.      SCHEDULING PROCEDURES

         20.6.1.    TRIP SEQUENCE TRADES
                    Trip Sequence trades are permitted in accordance with Crew Scheduling guidelines.

         20.6.2.    RESERVE ASSIGNMENTS
                    Reserve assignments are dealt with in Section 23.

         20.6.3.    RELEASE FROM DUTY
                    The Company may release a Crewmember from his Bid Line, provided there are no additional flying or reserve requirements.

         20.6.4.    DUTY AT RESIDENCE
                    A Crewmember may satisfy his Duty Day(s) on a Line of Flying, Composite Line or Reserve Line at his residence at the Company's discretion. A Crewmember will not be paid in-base per diem or be provided with lodging on such days.

         20.6.5.    PRE-DUTY CHECK IN
                    A Crewmember will call Crew Scheduling within twenty-four
                    (24) to forty-eight (48) hours prior to the first Day of his duty assignment(s).

         20.6.6.    POST DUTY CHECK IN
                    When a Crewmember completes a duty assignment, he will contact the Company.

20.7.      GENERAL

         20.7.1.    SCHEDULING COMMITTEE
                    The Union will appoint a Scheduling Committee composed of Crewmembers. Bid packages will be made available to Scheduling Committee members, upon request, before publication. The Company will consider recommendations of the Scheduling Committee concerning scheduling policies and procedures.

         20.7.2.    MILITARY DUTY
                    When a Crewmember has military duty of fourteen (14) Days or less, he must bid all Bid Lines that accommodate such military duty. Days of military duty will be considered a Crewmember's scheduled duty free Days. If a Crewmember is unable or fails to bid around his military duty, he will be assigned Duty Days that will not conflict with his military duty requirements.

         20.7.3.    REQUIRED RECORDS
                    The Company will keep a record of all Bid Packages and Bid Line awards or assignments, and bid request forms for thirteen (13) Bid Periods.

         20.7.4.    HOSTILE AREAS
                    Prior to operating a flight(s) into an area with ongoing armed conflicts that may affect the personal safety of Crewmembers, the Union and the Company will consult to determine the procedures for such flight(s).

         20.7.5.    NOTIFICATION OF APPRECIABLE DELAY
                    The Company will notify a Crewmember of any appreciable delay in his departure time as soon as practical after the delay becomes known.

SECTION 21 - HOURS OF SERVICE

21.1.      FAR CONFLICTS
           If an FAR is more restrictive than a provision of this Section, the FAR will apply.

21.2.      DUTY TIME

         21.2.1.    DIRECTION OF THE COMPANY
                    During Duty Time, a Crewmember is under the control and direction of the Company.

         21.2.2.    REPORT AND RELEASE TIMES
                    Duty Time or duty period begins when a Crewmember is required to report for duty (normally one (1) hour prior to scheduled departure for domestic flights and two (2) hours for international flights but not more than two and one-half (2 1/2) hours prior to scheduled departure for any flights) or actually reports to the airport, whichever is later. Duty Time or duty period ends fifteen (15) minutes after block-in at the point where the flight terminates or when the Crewmember is released by the Company, whichever is later. If a Crewmember is called to the field for the purpose of flight and is not used, his Duty Time or duty period ends when the Crewmember is released by the Company.

         21.2.3.    REDUCED REPORT TIME
                    Affected Crewmembers and the Director of Operations, or his designee, may reduce report time, in coordination with the Captain, as provided in the Company GOM. A late departure caused by this reduced report time will not be the responsibility of the Crewmembers.

         21.2.4.    SUSPENSION OF DUTY TIME

                  21.2.4.1.    INVOLUNTARY
                               A Crewmember's Duty Time may be suspended once in a duty period for less than a required rest period provided Adequate Rest Facilities, convenient to the airport, are made available. The minimum time for such a suspension is five
                               (5) hours from release to report. If this provision is exercised by the Company, the affected Crewmember's previously accumulated Duty Time is not changed by such suspension. Such suspension will not be assigned retroactively.

                  21.2.4.2.    VOLUNTARY
                               A Crewmember may suspend his Duty Time once in a duty period due to unforeseen operational circumstances for less than a required rest period, provided Adequate Rest Facilities are made available. If this provision is exercised by the Crewmember, with the concurrence of Crew Scheduling, his previously accumulated Duty Time is not changed by such suspension. Such suspension will not occur retroactively.

         21.2.5.    MAXIMUM DUTY TIMES
                    When scheduling Crewmembers for flying, the Company will not exceed the following Duty Time limitations:

                  21.2.5.1.    SINGLE CREW - DOMESTIC
                               Single Crew operating domestic flight(s) only - sixteen (16) hours.

                  21.2.5.2.    AUGMENTED CREW - DOMESTIC
                               Augmented Crew operating domestic flight(s) only
                               - eighteen (18) hours.

                  21.2.5.3.    DOUBLE CREW - DOMESTIC
                               Double Crew operating domestic flight(s) only - twenty (20) hours.

                  21.2.5.4.    SINGLE CREW - INTERNATIONAL
                               Single Crew operating international flight(s) - eighteen (18) hours.

                  21.2.5.5.    AUGMENTED CREW - INTERNATIONAL
                               Augmented Crew operating international flight(s)
                               - twenty six (26) hours.

                  21.2.5.6.    DOUBLE CREW - INTERNATIONAL
                               Double Crew operating international flight(s) - thirty (30) hours.

         21.2.6.    DEADHEAD DUTY LIMITATIONS
                    Deadhead duty limitations are dealt with in Section 22.

21.3.      REST

         21.3.1.    REST PERIOD
                    Rest is measured from release from duty until report for duty as adjusted for operational requirements, delays in transportation to and from the place of lodging and the availability of lodging.

         21.3.2.    MINIMUM REST PERIOD - DOMESTIC
                    The rest period will be a minimum of eight (8) hours free of all duty, unless a Crewmember exceeds, or is scheduled to exceed eight (8) hours of flight in a twenty-four (24) hour period.

         21.3.3.    MINIMUM REST PERIOD - INTERNATIONAL
                    If a Crewmember's duty period is less than eighteen (18) hours, the rest period will be a minimum of ten (10) hours free of all duty. If a Crewmember's duty period exceeds eighteen (18) hours, the rest period will be a minimum of twelve (12) hours free of all duty.

         21.3.4.    FATIGUE
                    If a Crewmember determines that fatigue is a factor in continuing a flight or series of flights, the Captain will coordinate with Crew Scheduling a rest period for the affected Crewmember(s) of not less than twelve (12) hours free of all duty.

         21.3.5.    INTERRUPTION OF REST PERIOD
                    During a rest period of twelve (12) hours or less, a Crewmember will not be disturbed by the Company, except to receive calls no more than two (2) hours prior to report time or to notify a Crewmember that his flight will be appreciably delayed. Any other earlier calls from the Company during a rest period, except in case of personal emergency, permits the Crewmember to begin a new rest period.

         21.3.6.    REST AFTER RELEASE
                    A Crewmember released from duty after a Trip Sequence that immediately precedes his scheduled duty free Days may elect to remain at a release location for a rest period. If he elects to remain at the release location, the Company will provide the Crewmember with lodging so long as the release location is not his Residence Airport and the release occurs after a duty period of at least twelve (12) hours or viable transportation from the release location to the Crewmember's Residence Airport or Base is unavailable within four (4) hours of release. Deadhead required after release from duty remains the responsibility of the Company. If a Crewmember is released at his Residence Airport or Base and elects to remain in the release location, he will not be entitled to pay under subsection 5.9.

21.4.      GENERAL

         21.4.1.    MIXING OF DOMESTIC AND INTERNATIONAL FLIGHTS
                    The Company may combine domestic and international flights provided the maximum flight and Duty Time limitations of FAR
                    Part 121 or this Section are not exceeded.

         21.4.2.    ONE-IN-SEVEN
                    A Crewmember will receive at least one (1) twenty-four (24) hour period free of all duty in any consecutive seven (7) Days. A one-in-seven may be moved by the Company, with notice to the Crewmember, but will not be assigned retroactively.

         21.4.3.    AIRCRAFT REST FACILITIES FOR DOUBLE AND AUGMENTED CREWS
                    When the Company operates a flight scheduled for twenty (20) or more hours of duty with a double or an augmented crew, the aircraft must have enclosed, fully reclining, first class seats or enclosed bunks with clean bedding to allow each Crewmember to sleep. When the Company operates a flight scheduled for less than twenty (20), but more than sixteen
                    (16), hours of duty with a double or an augmented crew, the aircraft must have reclining seats located outside the cockpit to allow each Crewmember to rest.

SECTION 22 - DEADHEADING AND COMMUTING

22.1.      COMMUTING

         22.1.1.    COMMUTE TO BASE OR ASSIGNMENT
                    A Crewmember who elects to Commute to his Base is responsible for being at his Base prior to report time for an assignment. A Crewmember who wishes to report to his first point of departure or reserve assignment instead of reporting to his Base must first coordinate with Crew Scheduling and report for his first assignment at the time determined by Crew Scheduling.

         22.1.2.    DUTY AND REST
                    Time spent Commuting is not duty. A Crewmember Commuting to an assignment will ensure that he is adequately rested to perform his required duties.

22.2.      DEADHEADING

         22.2.1.    COST OF DEADHEAD
                    The cost of Deadhead transportation will be paid by the Company.

         22.2.2.    RESPONSIBILITY FOR DELAYS
                    When the Company provides transportation to an assignment for a Crewmember, the Crewmember will not be held responsible for delays beyond his control.

         22.2.3.    COMMERCIAL AIR TRANSPORTATION
                    When negotiating contracts with airline customers, the Company will attempt to secure, at no additional cost to itself, business class travel for commercial deadhead legs that exceed six (6) hours published scheduled time. If such travel has not been secured, the Company will provide relevant correspondence to the Union, upon request.

         22.2.4.    TRANSPORTATION FOR JUNIOR ASSIGNMENT
                    A Crewmember who performs duty on a scheduled duty free Day pursuant to Section 20.4.1.7. will be provided deadhead transportation between his Residence Airport and his assignment, if necessary, at no cost to the Crewmember.

22.3.    DEADHEAD DUTY CALCULATIONS

         22.3.1.    SINGLE CREW DEADHEAD TO A DUTY ASSIGNMENT
                    If a Crewmember who is part of a single crew Deadheads to a duty assignment, he will not be scheduled for the combination of the Deadhead time and duty in excess of twenty (20) hours without an intervening rest period. If such a Crewmember is provided the equivalent of business class or better transportation, or a bunk, one-half (1/2) of the Deadhead time will be credited toward the Duty Time limitations set forth in Section 21.

         22.3.2.    AUGMENTED AND DOUBLE CREW DEADHEAD TO A DUTY ASSIGNMENT
                    If a Crewmember who is part of an augmented or double crew Deadheads to a duty assignment without an intervening rest period, one-half (1/2) of the Deadhead time will be credited toward the Duty Time limitations set forth in Section 21.

         22.3.3.    DEADHEAD BETWEEN DUTY ASSIGNMENTS
                    If a Crewmember Deadheads between duty assignments and is not provided an intervening rest period, all Deadhead time will be credited toward Duty Time limitations.

         22.3.4.    DEADHEAD FROM A DUTY ASSIGNMENT
                    If a Crewmember Deadheads from a duty assignment to his Residence Airport or Base, the Deadhead time will not be credited toward Duty Time limitations, provided the Crewmember waives his required rest period.

         22.3.5.    DEADHEAD TO AND FROM TRAINING
                    If a Crewmember Deadheads to and from a Training assignment, the Deadhead time will not be credited toward Duty Time limitations. For the purpose of this subsection, OE is not Training.

22.4.      NO COCKPIT DUTY DURING DEADHEAD
           A Crewmember will not be required to operate the aircraft when Deadheading.

22.5.      DEADHEAD PAY

         22.5.1.    AIR TRANSPORTATION
                    A Crewmember who Deadheads by air will be credited with Flight Pay for one-half (1/2) of the published scheduled time. If a Crewmember Deadheads by air on a segment for which there is no published schedule, he will be credited with Flight Pay for one-half (1/2) of the Block-to-Block time.

         22.5.2.    SURFACE TRANSPORTATION
                    A Crewmember who Deadheads by surface transportation will be credited with Flight Pay for one-fourth (1/4) of the published scheduled time. If a Crewmember Deadheads by surface transportation on a segment for which there is no published schedule, he will be credited with Flight Pay for one-fourth (1/4) of the actual time.

         22.5.3.    REPORT TO DUTY ASSIGNMENT INSTEAD OF BASE
                    A Crewmember who reports to a duty assignment directly from his Residence Airport in accordance with subsection 22.1.1. will be paid Deadhead pay as if he had Deadheaded from his Base to the duty assignment.

         22.5.4.    TRAINING
                    Travel to and from Training not in a Crewmember's Base is Deadhead. Travel between Training in a Crewmember's Base and a duty assignment on a scheduled Duty Day is Deadhead. All other travel to and from Training is a Commute.

SECTION 23 - RESERVE

23.1.      LONG CALL RESERVE (R - 3)
           Long call reserve will be performed at a Crewmember's residence. A long call reserve Day begins at 0000Z and ends at 2359Z. A Crewmember on R-3 may be moved up to either R-2 or R-1.

         23.1.1.    CONTACT
                    When on long call reserve, a Crewmember must be able to be contacted at his designated telephone number, pager or answering machine. A Crewmember who elects to use an answering machine or a pager is considered to have been contacted when the pager is activated or a message is left by Crew Scheduling. A Crewmember on long call reserve must return a call to Crew Scheduling within one (1) hour of being paged or from the time of the message, unless other arrangements are made with Crew Scheduling.

         23.1.2.    RESPONSE
                    A Crewmember on long call reserve will use his best efforts to obtain the first available departure from his Residence Airport, unless a later departure is selected by Crew Scheduling. A Crewmember on long call reserve must be able to report to either his Base or another location that can reasonably be reached within twelve (12) hours after being contacted by Crew Scheduling. A Crewmember on R-3 who is moved up to R-2 or R-1 must be able to report to the R-2 or R-1 location within twelve (12) hours after being contacted by Crew Scheduling.

         23.1.3.    COMPENSATION
                    A Crewmember who performs long call reserve on a scheduled duty free Day will be paid in accordance with subsection 5.9.

         23.1.4.    EXPENSES
                    A Crewmember on long call reserve will not be provided lodging or Per Diem.

23.2.      SHORT CALL RESERVE (R - 2)
           Short call reserve will be performed at any Company-designated location. A Crewmember on R-2 may be moved up to R-1 or moved down to R-3.

         23.2.1.    CONTACT
                    A Crewmember on short call reserve must be able to be contacted at his designated telephone number or pager. A Crewmember who elects to use a pager is considered to have been contacted when the pager is activated. A Crewmember on short call reserve must return a call to Crew Scheduling within twenty (20) minutes of being paged or from the time of a message, unless other arrangements are made with Crew Scheduling.

         23.2.2.    RESPONSE
                    A Crewmember on short call reserve must be at the location designated by the Company as soon as possible but no later than two (2) hours after being contacted by Crew Scheduling.

         23.2.3.    COMPENSATION
                    A Crewmember who holds a Line of Flying or a Composite Line who performs short call reserve will be credited with the greater of three point five (3.5) hours of Flight Pay for each such Day or the actual pay credit for that Day. A Crewmember who performs short call reserve on a scheduled duty free Day will be paid in accordance with subsection 5.9.

         23.2.4.    EXPENSES
                    A Crewmember on short call reserve will be provided lodging and Per Diem in accordance with Section 6 and subsection 17.3.3.

         23.2.5.    ASSIGNMENT
                    If more than one qualified Crewmember, by Type and Crew Class, is on short call reserve at the same location, assignments will be on a first-in, first-out basis, except when legality, Flight Time, Duty Time or scheduled Days free from duty considerations preclude such an assignment order.

23.3.      STANDBY (R - 1)
           Standby will be performed at any Company-designated location. A Crewmember on R-1 may be moved down to either R-2 or R-3. Duty Time for standby begins when a Crewmember reports to the airport or other standby location assigned by the Company and ends when the Crewmember is released.

         23.3.1.    CONTACT
                    A Crewmember on standby must be available for immediate contact by Crew Scheduling.

         23.3.2.    RESPONSE
                    Taking into account operational considerations, a Crewmember on standby must be able to depart from the assigned airport within one (1) hour of being contacted by Crew Scheduling.

         23.3.3.    COMPENSATION
                    A Crewmember on standby will be credited with three point five (3.5) hours of Flight Pay for each standby Day or the actual Flight Pay credit for the Day, whichever is greater. A Crewmember who performs standby on a scheduled duty free Day will be paid in accordance with subsection 5.9.

         23.3.4.    EXPENSES
                    A Crewmember on standby will be provided lodging and Per Diem in accordance with Section 6 and subsection 17.3.3.

         23.3.5.    ASSIGNMENT
                    If more than one qualified Crewmember, by Type and Crew Class, is on standby at the same location, assignments will be on a first-in, first-out basis, except when legality, Flight Time, Duty Time or scheduled Days free of duty considerations preclude such an assignment order.

         23.3.6.    REST FACILITIES
                    A Crewmember on standby for more than six (6) hours will be provided Adequate Rest Facilities or the aircraft rest facilities set forth in subsection 21.4.3.

SECTION 24 - DISCIPLINE AND DISCHARGE

24.1.      HOLDING OUT OF SERVICE
           Prior to disciplining or discharging a Crewmember, the Company may hold the Crewmember out of service, with pay, until the conclusion of an investigatory hearing. Thereafter, the Crewmember may be held out of service pending further investigation with or without pay. If a Crewmember is held out of service without pay, the Company will either take disciplinary action or restore the Crewmember to pay status within sixty (60) Days after the conclusion of an investigatory hearing.

24.2.      INVESTIGATORY HEARING
           The Company will notify the Crewmember and the Union of the time, date and location of an investigatory hearing. A Crewmember may be represented by a Union representative at an investigatory hearing. It is the responsibility of the Crewmember to obtain Union representation.

         24.2.1.    EXPENSES
                    The Company will provide transportation and lodging for a Crewmember required to attend an investigatory hearing, except when the Crewmember is scheduled to be in the location of the hearing or resides in the location of the hearing or is Based in the location where the hearing will be held.

24.3.      WRITTEN NOTIFICATION
           The Company will notify a Crewmember in writing of the reasons for any discipline or discharge, with a copy to the Union.

24.4.      GRIEVANCE RIGHTS
           A Crewmember who has been disciplined or discharged may file a grievance pursuant to Section 25. A non-probationary Crewmember who has been discharged may file a grievance directly at the step contained in subsection 25.4.

SECTION 25 - GRIEVANCE PROCEDURE

25.1.      GRIEVANCE DEFINITION
           A grievance is defined as a dispute between the Company and a Crewmember or the Union arising out of the interpretation or application of this Agreement or the discipline or discharge of a Crewmember. Grievances will not include proposed changes in rates of pay, hours of service or working conditions.

25.2.      STEP ONE - REQUEST FOR RELIEF
           Prior to filing a written grievance and within ten (10) Days after the Crewmember became aware or reasonably should have become aware of the circumstances from which the grievance arose, the Crewmember will discuss the matter with the Chief Pilot, or his designee, in an effort to resolve it. The Chief Pilot, or his designee, will respond to the Crewmember within ten (10) Days of the discussion.

25.3.      STEP TWO - FILING A WRITTEN GRIEVANCE
           If the Crewmember is not satisfied with the Chief Pilot's, or his designee's, response or if the Chief Pilot, or his designee, does not respond within ten (10) Days after the discussion in subsection 25.2., the Union may file a written grievance with the Director of Operations, or his designee, by certified or registered mail, return receipt requested. Written grievances must contain a reference to the provision of the Agreement alleged to have been violated, a statement of the facts involved which is sufficiently detailed to allow investigation of the incident and any supporting documentation.

         25.3.1.    TIMELINES FOR FILING AND RESPONSE
                    Except for discharge grievances, a grievance must be filed within thirty (30) Days after the Crewmember receives an unsatisfactory response made in accordance with subsection 25.2., above, or forty (40) Days after the Crewmember discusses the matter with his Chief Pilot, or his designee, whichever occurs first. In the case of a discharged Crewmember, the Union must file a grievance within thirty
                    (30) Days after the Crewmember receives written notice of discharge. The Director of Operations, or his designee, will file his decision with the Union in writing within twenty
                    (20) Days after receiving the grievance from the Union by certified or registered mail, return receipt requested.

25.4.      STEP THREE - APPEAL TO SYSTEM BOARD OF ADJUSTMENT
           If the decision in subsection 25.3.1., above, is not satisfactory, the Union may appeal the decision to the Chairman of the System Board of Adjustment, with a copy to the Vice-Chairman. The appeal must be made in writing within fifteen (15) Days after receipt of the decision of the Director of Operations, or his designee, with a copy of the appeal to the Director of Operations, or his designee, sent by certified or registered mail, return receipt requested.

25.5.      TIMELINE VERIFICATION
           Filing dates will be considered to be postmark dates. Receipt dates will be considered to be the dates on the return receipt.

25.6.      TIME LIMIT EXTENSIONS AND PENALTIES
           All time limits in this Section may be extended by mutual agreement of the parties, confirmed in writing. If any decision made by the Company is not appealed by the Union within the time limit prescribed for such appeal, the decision of the Company will become final and binding. If the Company fails to render a decision within the time limits prescribed above, the grievance will be considered denied and automatically appealed to the System Board of Adjustment.

25.7.      PROBATIONARY CREWMEMBER EXCLUSION
           A probationary Crewmember may not file a grievance involving discipline or discharge.

25.8.      UNION REPRESENTATION
           Upon request, a Crewmember may be represented by a Union representative at any step of the Grievance Procedure.

25.9.      RECORDING OF SETTLEMENT
           If a grievance is settled, the settlement will be reduced to writing with a date certain for implementation. The Union will mail a copy of the settlement to the affected Crewmember(s) not later than thirty (30) Days after settlement.

SECTION 26 - SYSTEM BOARD OF ADJUSTMENT

26.1.      THE BOARD
           In compliance with the Railway Labor Act, as amended, a System Board of Adjustment is hereby established for the purpose of adjusting and deciding grievances that may arise under the terms of the Grievance Procedure and that are properly submitted to it. The Board will be known as The "Kitty Hawk International, Inc. Crewmembers' System Board of Adjustment," hereafter referred to as the "Board."

26.2.      COMPOSITION OF THE BOARD

         26.2.1.    MEMBER SELECTION
                    The Board will consist of four (4) members. Two (2) will be selected by the Company and two (2) will be selected by the Union. These appointees will be known as "Board Members." In addition, the Company and the Union will each select an alternate. If a Board Member is unavailable, the alternate will serve in place of the absent Board Member. All members of the Board will be employees of the Company.

         26.2.2.    TERMS OF OFFICE FOR BOARD MEMBERS
                    The Board Members and their alternates will serve for one
                    (1) year from the date of their selection and, thereafter, until their successors have been selected. Vacancies will be filled within thirty (30) Days in the same manner provided for the selection of the original Board Members and alternates.

         26.2.3.    CHAIRMAN AND VICE CHAIRMAN
                    The office of Chairman will be filled and held alternately by a Board Member selected by the Union and by a Board Member selected by the Company. When a Board Member selected by the Union is Chairman, a Board Member selected by the Company will be Vice Chairman and vice versa. The Chairman or, in his absence, the Vice Chairman, will preside at meetings of the Board and at hearings and will have a vote in connection with all actions taken by the Board.

         26.2.4.    TERMS OF OFFICE FOR CHAIRMAN AND VICE CHAIRMAN
                    The terms of office of Chairman and Vice Chairman will be one (1) year. A Company Board Member will be Chairman in odd numbered years; a Union Board Member will be Chairman in even numbered years. Terms of office will commence on January 1 of each year.

26.3.      MEETING SCHEDULE
           The Board will meet quarterly in the city where the Company's general offices are located, unless the Parties agree upon an alternate location, at a time to be fixed by the Board, provided that at that time there are cases filed with the Board for consideration. The meetings will continue in session until all matters before the Board have been considered, unless otherwise mutually agreed to in writing. The Chairman may schedule additional meetings if requested by at least two (2) other Board Members. Each Party will assume the cost of their own expenses.

26.4.      BOARD MEMBER COMPENSATION
           Crewmembers will be released from flight duty to serve on the Board. Each Party will bear the cost of the compensation and expenses of its Board Members.

26.5.      JURISDICTION OF THE BOARD

         26.5.1.    LIMITATIONS
                    The Board has jurisdiction over all grievances growing out of this Agreement. The jurisdiction of the Board does not extend to proposed changes in rates of pay, hours of service or working conditions.

         26.5.2.    REQUIREMENTS
                    The Board will consider any grievance properly submitted to it, provided that the grievance has not been previously settled in accordance with the provisions of Section 25.

26.6.      PROCEEDINGS BEFORE THE BOARD

         26.6.1.    AGENDA AND SUBMISSIONS
                    The Company and the Union will determine the agenda for the Board not less than ten (10) Days prior to the date of the hearing. The Union will forward copies of each submission, including all papers and exhibits, to each Board member no later than seven (7) Days prior to the date of the hearing. Each submission will include the following:

                  26.6.1.1.    ISSUE
                               Question or questions at issue, including the Section of the Agreement alleged to have been breached; and

                  26.6.1.2.    FACTS
                               Statement of facts; and

                  26.6.1.3.    GRIEVANT POSITION
                               Position of the grievant(s); and

                  26.6.1.4.    COMPANY POSITION
                               Position of the Company; and

                  26.6.1.5.    DOCUMENTATION
                               Available supporting documentation.

         26.6.2.    ADDITIONAL MEETING DATES
                    If at least two (2) Board Members, one (1) from the Company and one (1) from the Union, consider a matter of sufficient urgency, an additional Board will meet at an earlier date and place agreeable to the Board Members. The meeting will be not more than thirty (30) Days after such request for a meeting is made. The Chairman will give the necessary notices of such a meeting to the Board Members and to the parties to the dispute.

         26.6.3.    REPRESENTATION
                    Crewmembers may be represented at the Board hearing by any person, or persons, as they may choose and designate. The Company may be represented by any person, or persons, as it may choose and designate. Evidence may be presented either orally or in writing, or both.

         26.6.4.    WITNESSES
                    The Board Members selected by either Party may summon witnesses who are deemed necessary by such Board Members. Each Party will bear the cost of the compensation and expenses of witnesses summoned by its Board Members. The number of witnesses summoned at any one time will not be greater than the number that can be spared without interference with the operation of the Company. Each Party may present witnesses on its behalf. Each Party will bear the cost of the compensation and expenses of its witnesses.

         26.6.5.    COMPETENCY
                    The Board is competent to hear any grievance properly submitted to it and decide that grievance by a majority vote of all members of the Board. Decisions of the Board will be in writing, final and binding, and will include implementation dates. The Company will mail a copy of the decision to the affected Crewmember(s) not later than thirty
                    (30) Days after decision is rendered.

26.7.      DEADLOCK PROCEDURES

         26.7.1.    SUBMISSION TO ARBITRATION
                    When a grievance is properly submitted to the Board and the Board is unable, by majority vote, to decide the grievance, the Board will declare itself deadlocked. The grievance upon which the Board is deadlocked may be submitted to arbitration by the Union or the Company within twenty (20) Days from the close of the Board hearing by written notice to the other Party with copies to the Chairman and Vice Chairman of the Board.

         26.7.2.    FAILURE TO TIMELY SUBMIT TO ARBITRATION
                    If notice that arbitration is desired is not properly served upon the other Party, with a copy to the Chairman and the Vice-Chairman within twenty (20) Days after the close of the Board hearing, the arbitrator will have no jurisdiction to consider that grievance, and the grievance will be considered withdrawn.

26.8.      FREEDOM TO ACT INDEPENDENTLY
           Each Board Member will be free to discharge his duty in an independent and uncoerced manner without fear that his individual relations with the Company, the Crewmembers, or the Union will be affected in any manner by any action taken by him in good faith in his capacity as a Board Member.

SECTION 27 - ARBITRATION

27.1.      THE ARBITRATION PROCEDURE
           An arbitration procedure is hereby established for the purpose of adjusting grievances that may arise under the terms of the Grievance Procedure and that are properly submitted to the procedure after all steps for settling grievances in the Grievance Procedure and System Board of Adjustment have been exhausted.

27.2.      STANDING PANEL
           If any grievance is properly appealed to arbitration, the arbitrator will be appointed by mutual agreement of the Company and the Union from the following standing panel of arbitrators:

                         Benjamin Aaron
                         Richard Bloch
                         Herbert Fishgold
                         Robert Harris
                         Peter Meyers
                         M. David Vaughn
                         Nicholas Zumas

           The Parties may mutually agree to add to or delete from the panel of arbitrators. The panel must always contain an odd number of arbitrators, but never less than seven (7).

27.3.      ARBITRATOR SELECTION METHOD
           If the Parties are unable to agree on the selection of an arbitrator, the Company and the Union will alternately strike a name from the panel until only one name remains. That individual will serve as the arbitrator for the grievance at issue. The order in which the Parties alternately strike names from the panel will be determined by a coin toss.

27.4.      HEARING DATE AND LOCATION
           The arbitrator will hear and decide the grievance as promptly as possible. All hearings will be held at a place determined by the Company and the Union.

27.5.      EXPENSES
           Each of the Parties will assume the compensation, traveling expense, and other expenses of its representatives and witnesses called or summoned by it. The number of witnesses summoned at any one time will not be greater than the number that can be spared without interference with the operation of the Company.

27.6.      ARBITRATOR'S COMPENSATION AND EXPENSES
           The compensation, traveling expense and other expenses of the arbitrator will be shared equally between the Company and the Union.

27.7.      COURT REPORTER COST
           If the Company or the Union independently requests that a court reporter be present at the hearing, the cost of the court reporter will be borne by the requesting party. If both Parties request a court reporter, the cost will be shared equally between the Company and the Union.

27.8.      LIMITATIONS
           The arbitrator will have no power to add to, subtract from, or modify any of the terms of this Agreement.

27.9.      AWARDS
           The award of the arbitrator will be final and binding on both Parties. The award of the arbitrator will be enforceable, at law or in equity, in any Federal Court having jurisdiction. The Company will mail a copy of the award to the affected Crewmember(s) not later than thirty (30) Days after it receives the award.

27.10.     JURISDICTION
           The arbitrator will have the sole and exclusive jurisdiction to determine whether a particular grievance is arbitrable.

SECTION 28 - PROFESSIONAL STANDARDS COMMITTEE

28.1.      COMMITTEE SELECTION
           The Union will appoint a Professional Standards Committee composed of Crewmembers. The Union will provide the Director of Operations, or his designee, with a current list of Professional Standards Committee members.

28.2.      COMMITTEE PURPOSE
           The purpose of the Professional Standards Committee is to identify problems affecting the professionalism, Training, safety and the overall performance of Crewmembers. The goal of the Professional Standards Committee is to identify and correct problems through early intervention before official notice and action is required.

28.3.      COMPANY INTERACTION
           The Professional Standards Committee will confer and attempt to reach consensus with the Company on matters relating to professional standards.

28.4.      REPORTS
           The Professional Standards Committee will be under no obligation to report its activities to the Company.

28.5.      CONFIDENTIALITY
           The Professional Standards Committee will maintain confidentiality in all of its functions, except where necessary to prevent the compromise of safety or injury to personnel or property.

28.6.      INVESTIGATIONS
           The Professional Standards Committee will investigate any problems brought to its attention by Crewmembers or the Company.

28.7.      COMMITTEE MEMBER PAY PROTECTION
           The Director of Operations, or his designee, will release Professional Standards Committee members to pursue Committee functions, consistent with reasonable scheduling requirements. In such case, the Committee member will suffer no loss of pay or benefits if the Committee member is pursuing Committee functions at the request of the Company. If the Committee member is pursuing Committee functions at the request of the Union, the Union will reimburse the Company for the pay and benefits of the Committee member. A Professional Standards Committee member performing professional standards duties on a scheduled duty free Day will not be entitled to compensation. Expenses incurred by a Professional Standards Committee member while acting on behalf of the Committee will be paid by the Union.

SECTION 29 -  MISSING, INTERNMENT, PRISONER OR HOSTAGE OF WAR AND
              HIJACKING

29.1.      COMPENSATION
           A Crewmember who, in the course of his employment, becomes involuntarily missing, is interned or held hostage will be paid his MBPG. Payments will continue until released or, if missing, until proof of death is established in fact, or until there is reasonable presumption of death, to a maximum of thirty-six (36) Months. The MBPG will be paid to the beneficiary or beneficiaries designated in writing by the Crewmember as set forth in subsection 29.5.

29.2.      SENIORITY AND LONGEVITY ACCRUAL
           A Crewmember will accrue seniority and longevity during a period in which he is involuntarily missing or interned.

29.3.      SICK LEAVE USE
           A Crewmember who requires the use of sick leave as a result of hijack or terrorist activity that occurs in the course of his employment will be allowed to use sick leave with no charge to the Crewmember's sick leave account for a period not to exceed one hundred eighty
           (180) Days.

29.4.      DIRECTION OF PAYMENTS

         29.4.1.    WRITTEN DIRECTION
                    The MBPG will be disbursed by the Company in accordance with written direction from the Crewmember. The Company will require each Crewmember to execute and deliver to the Company such written direction.

         29.4.2.    NO WRITTEN DIRECTION
                    Any payments due a Crewmember under this Section which are not covered by a written direction will be held by the Company for such Crewmember and in the event of his death will be paid to the legal representative of his estate.

29.5.      FORM FOR PAYMENT DIRECTION
           The direction will be in substantially the following form:

                TO:        Kitty Hawk International, Inc.

                You are hereby directed to pay all compensation due me under the terms of the Collective Bargaining Agreement between Kitty Hawk International, Inc. and the International Brotherhood of Teamsters, Airline Division, while missing, or resulting from death or any other condition that makes direct payment to me impossible under the Agreement, as follows:

                $__________ per month to _________________________________
                ____________________________________________ as long as living, and thereafter to ________________________________________
                _____________________________________________as long as living.

                The balance, if any, and any amounts accrued after the death of all persons named in the above designation will be held for me, or in the event of my death before receipt thereof, will be paid to the legal representative of my estate.

                This direction may be modified from time to time by letter signed by the undersigned, and any such modification will become effective upon receipt of such letter by the Company.

                Payments made by the Company pursuant to this direction will fully relieve the Company from the obligation of making payment with respect thereto.




                -----------------------                --------------------
                Crewmember Name (Print)                Witness Name (Print)





                -----------------------                --------------------
                Signature                              Signature




                ------------                           ------------
                Date                                   Date








SECTION 30 - STRIKES, LOCKOUTS AND PICKET LINES

30.1.      STRIKE
           During the term of this Agreement, the Union will not authorize, cause, sanction or engage in any strike, non-informational picketing, slowdown, or work stoppage.

30.2.      LOCKOUT
           During the term of this Agreement, the Company will not cause, permit, or engage in any lockout of Crewmembers.

30.3.      PICKET LINE
           The Union and the Company will consult prior to the Company conducting any flight operations behind a picket line on behalf of an air carrier involved in an AFL-CIO sanctioned labor dispute.

SECTION 31 - GENERAL

31.1.      NO DISCRIMINATION
           In accordance with applicable law, there will be no discrimination by either party against any Crewmember covered by this Agreement because of race, color, religion, sex, national origin, age, veteran status or disability.

31.2.      GENDER NEUTRAL
           Wherever a Crewmember is referred to in this Agreement in the masculine, it is understood to include the feminine.

31.3.      INVALIDATION OF AGREEMENT PROVISIONS
           If any provision of this Agreement is held invalid by operation of law or by any court of competent jurisdiction, or if compliance with or enforcement of any provision should be restrained by such court pending a final determination as to its validity, the remainder of this Agreement, or the application of such to persons or circumstances other than those as to which it has been held invalid or as to which compliance with or enforcement of has been restrained, will not be affected. If any provision is held invalid, either party may request negotiations for the purpose of arriving at a mutually satisfactory replacement of such provision. If such negotiations fail to produce an agreement as to such replacement, either party, notwithstanding the provisions of Section 32, may invoke the services of the National Mediation Board in accordance with Section 6, Title 1, of the Railway Labor Act, as amended, to resolve such dispute.

31.4.      MODIFICATIONS TO THE AGREEMENT
           Any modification to this Agreement must be in writing, signed by a representative of the Union, a representative of the Executive Council, and two (2) representatives of the Company, one of whom must be the Director of Operations or his superior.

31.5.      ID CARDS
           The Company will provide identification cards to each Crewmember indicating his Crew Class.

31.6.      CHARTS AND MANUALS
           The Company will provide current charts and manuals for each aircraft. A Crewmember will not be required to update or maintain manuals, documents or charts during flight.

31.7.      VISAS AND INOCULATIONS
           The Company will pay for visas, visa photographs and inoculations required of Crewmembers and, if practicable, the Company will obtain such visas.

31.8.      USE AND DAMAGE OF COMPANY EQUIPMENT
           A Crewmember will not be required to pay for the use of any Company equipment used in Training and will not be required to pay for any Company aircraft damaged while under the direction of the Company unless such damage occurs as a result of the gross negligence of the Crewmember.

31.9.      CREWMEMBER LIABILITY COVERAGE
           The Company will include each Crewmember as an insured under the Company's Airline Liability Policy while the Crewmember is performing duty at the direction of the Company.

31.10.     PERSONNEL FILES

         31.10.1.   CONTENTS
                    The Company will maintain a personnel file for each Crewmember. The personnel file will contain all personnel-related documents involving the Crewmember. All orders to a Crewmember involving promotions, demotions, furloughs and leaves of absences will be stated in writing, and will be placed in the Crewmember's personnel file.

         31.10.2.   ACCESS
                    Upon written request, a Crewmember may review his personnel file in the presence of an appropriate Company representative at a time and place mutually agreed upon between the Crewmember and the Company and will be entitled to copies of any document(s) in his personnel file. Such request(s) will be limited to one (1) every six (6) Months.

31.11.     UNION REPRESENTATION

         31.11.1.   BULLETIN BOARD
                    The Company will provide the Union with a suitable location for a bulletin board at all Base(s) for the posting of official notices of Union meetings, elections, and other notices pertaining to internal Union matters. The bulletin board will not contain any inflammatory material or material derogatory to the Company or any of its employees.

         31.11.2.   UNION ACCESS TO PROPERTY
                    The Company will admit to its Base(s) and operational line stations, the official designated representatives of the Union to transact such business as is necessary for the administration of this Agreement. The Union will provide the Company with prior notice of a request to be admitted to any operational line station. All such requests must be approved by the Company.

         31.11.3.   CREWMEMBER REPRESENTATIVES
                    The Union will select Crewmember representatives and notify the Company of their appointment or removal. The number of representatives will be limited to those necessary to provide convenient representation for Crewmembers. The Company will notify the Union of the appropriate Company representatives.

         31.11.4.   NEW-HIRE INDOCTRINATION
                    The Company will inform the Union of any scheduled new-hire Crewmember classes and allow a reasonable period of time during new hire indoctrination for Union orientation.

31.12.     MANAGEMENT POSITIONS, CHECK AIRMEN AND SPECIAL PROJECTS
           A Crewmember will not be required to accept a management or Check Airman position nor be required to perform special projects for the Company.

31.13.     PROMOTIONAL ACTIVITIES
           A Crewmember will not be required to participate in publicity or promotional activities.

31.14.     HOSTILE AREAS
           A Crewmember with less than ninety (90) Days of Active Service will not be required to operate a flight(s) into an area with an ongoing armed conflict that may affect his personal safety.

31.15.     JUMPSEAT AGREEMENTS
           The Company will negotiate reciprocal jumpseat agreements with other airlines and provide a list to each Crewmember.

31.16.     INTERLINE AGREEMENTS
           Consistent with the Company's pass policy and interline agreements with other airlines, a Crewmember and his immediate family will be entitled to the same pass or reduced fare privileges afforded other groups of non-managerial Company employees and their families. The Company will provide a current list of all agreements and interline privileges to each Crewmember once each year.

31.17.     CABIN AND FLIGHT DECK MAINTENANCE
           Aircraft cabin entry area and flight decks will be cleaned regularly and properly maintained. All aircraft will have a clean and serviceable toilet. All cockpit seats will be fully functional and clean with all seat covers and cushions in good condition. A Crewmember must assure that such areas are left in a clean and orderly condition. The Company will provide all appropriate cleaning supplies and approved wipes for oxygen mask equipment.

31.18.     AIRCRAFT GALLEY EQUIPMENT
           When feasible at a reasonable cost, all Company aircraft will have a hot cup and a microwave or galley oven installed. Such galley equipment will be maintained in operational condition. Each aircraft will have a cooler stocked with water and ice for each flight.

31.19.     CREW MEALS
           If a Crewmember is scheduled for eight (8) or more hours of duty and is not scheduled for an en route stop of at least three (3) hours where ground transportation to a restaurant is provided, the Company will provide crew meals. Crew meals will also be provided on Flight Segments of six (6) hours or more, Block to Block. When at an airport where catering is available, crew meals will be delivered directly to the aircraft not more than two (2) hours prior to actual departure. A flight will not be delayed because of the failure to provide a crew meal. If the Company fails to provide crew meals, the Captain may, upon obtaining approval from the Company, which approval will not be unreasonably withheld, purchase crew meals with Company funds not to exceed reasonable and customary charges. A Crewmember will not be required to provide his own crew meal when the Company is required to provide such a meal.

SECTION 32 - DURATION

Except as otherwise provided herein, this Agreement will become effective on October 30, 1999, and will remain in full force and effect until October 30, 2003, and will renew itself without change until each succeeding October 30 thereafter, unless written notice of intended change is served in accordance with Section 6, Title I of the Railway Labor Act, as amended, by either party at least sixty (60) days prior to October 30, 2003 or any October 30 thereafter.

The parties agree to commence negotiations pursuant to a Section 6 notice not later than sixty (60) Days prior to October 30, 2003.

IN WITNESS WHEREOF, the parties have signed this Agreement, this 30th Day of October, 1999.


KITTY HAWK INTERNATIONAL,                    FOR INTERNATIONAL BROTHERHOOD
INC.:                                        OF TEAMSTERS, AIRLINE DIVISION:


/s/  CHARLES C. CARSON II                    /s/ RAY W. BENNING, JR.
-----------------------------                ---------------------------------
Charles C. Carson  II                        Ray W. Benning, Jr.
President                                    Director, Airline Division


/s/  TIMIOTHY D. KOMBEREC                    /s/  DONALD R. TREICHLER
-----------------------------                ---------------------------------
Timothy D. Komberec                          Donald R. Treichler
Vice President of Operations                 International Representative,
                                             Airline Division


                                             /s/  ROBERT F. VETTER, JR.
                                             ---------------------------------
                                             Robert F. Vetter, Jr.
                                             Chairman, Executive Council and
                                             Negotiating Committee


                                             /s/  BRYANT H. BEEBE
                                             ---------------------------------
                                             Bryant H. Beebe
                                             Negotiating Committee


                                             /s/  ROBERT S. WOLFE
                                             ---------------------------------
                                             Robert S. Wolfe
                                             Negotiating Committee

                               LETTER OF AGREEMENT
                                     BETWEEN
                         KITTY HAWK INTERNATIONAL, INC.
                                       AND
                     INTERNATIONAL BROTHERHOOD OF TEAMSTERS,
                                AIRLINE DIVISION
                                    REGARDING
                          PRIOR RIGHTS FLIGHT ENGINEERS


THIS LETTER OF AGREEMENT is made and entered into in accordance with the provisions of the Railway Labor Act, as amended, by and between Kitty Hawk International, Inc. (the "Company") and The International Brotherhood of Teamsters, Airline Division (the "Union"), hereinafter known as the "Parties".

The Parties agree as follows:

1. All Flight Engineers in the employ of the Company on the date of the signing of this Agreement listed on the Flight Engineer's Seniority List appended hereto are recognized as being Prior Rights Flight Engineers. Designation as a Prior Rights Flight Engineer will continue until a Prior Rights Flight Engineer is no longer employed by the Company as a Flight Engineer.

2. No Prior Rights Flight Engineer will be furloughed until all other Flight Engineers are furloughed. No Prior Rights Flight Engineer will be furloughed as a result of any Pilot being displaced. A Prior Rights Flight Engineer who is furloughed will retain Prior Rights Flight Engineer status upon recall.

3. This Letter of Agreement will survive the duration of the Agreement between the Parties dated October 30, 1999, and all succeeding Agreements so long as any Prior Rights Flight Engineer is employed by the Company as a Flight Engineer. The Parties to this Letter of Agreement and this Agreement irrevocably waive the right to serve any notice under Section 6 of the Railway Labor Act of any intended change to the Agreement that, if adopted, would modify any terms of this Letter of Agreement.


IN WITNESS WHEREOF, the Parties have signed this Letter of Agreement this 30th Day of October, 1999.


For Kitty Hawk International, Inc.:         For The International Brotherhood of
                                            Teamsters, Airline Division:


/s/  CHARLES C. CARSON II                   /s/  DONALD R. TREICHLER
-------------------------                   --------------------------------
Charles C. Carson II                        Donald R. Treichler
President                                   International Representative,
                                            Airline Division

/s/  TIMOTHY D. KOMBEREC                    /s/  ROBERT F. VETTER, JR.
-------------------------                   --------------------------------
Timothy D. Komberec                         Robert F. Vetter, Jr.
Vice President of Operations                Chairman, Executive Council

                             ATTACH FLIGHT ENGINEER
                                 SENIORITY LIST
                               AS OF SIGNING DATE
                 (PRIOR RIGHTS ENGINEERS AS OF OCT 30, 1999.XLS)
                                      HERE

                             ATTACH FLIGHT ENGINEER
                                 SENIORITY LIST
                               AS OF SIGNING DATE
                 (PRIOR RIGHTS ENGINEERS AS OF OCT 30, 1999.XLS)
                                      HERE

                               LETTER OF AGREEMENT
                                     BETWEEN
                         KITTY HAWK INTERNATIONAL, INC.
                                       AND
                     INTERNATIONAL BROTHERHOOD OF TEAMSTERS,
                                AIRLINE DIVISION
                                    REGARDING
                         HIGH LONGEVITY DC-8 CREWMEMBERS


This Letter of Agreement is made and entered into in accordance with the provisions of the Railway Labor Act, as amended, by and between Kitty Hawk International, Inc. (the "Company") and The International Brotherhood of Teamsters, Airline Division (the "Union"), hereinafter known as the "Parties".

The Parties agree as follows:

1. The Parties recognize that there are DC-8 Crewmembers with nine (9) years or more of Active Service and that those Crewmembers should be afforded time in which to evaluate their best available option and exercise their seniority to either bid an available vacancy on another Type, Displace to another Type if Displacements occur on the DC-8 in 2000 or remain on the DC-8.

2. All DC-8 Crewmembers with nine (9) years or more of Active Service during 2000 will be paid at the pay rates set forth in Section 5 of this Agreement without regard to the longevity increase cap above the ninth (9th) year of Active Service.

3. Effective January 1, 2001, DC-8 Crewmembers with nine (9) or more years of Active Service will be returned to the pay rate set forth in Section 5 of this Agreement. Thereafter, those Crewmembers will not receive longevity increases.


IN WITNESS WHEREOF, the Parties have signed this Letter of Agreement this 30th Day of October, 1999.


For Kitty Hawk International, Inc.:        For The International Brotherhood of
                                           Teamsters, Airline Division:


/s/  CHARLES C. CARSON II                  /s/  DONALD R. TREICHLER
--------------------------                 -----------------------------------
Charles C. Carson II                       Donald R. Treichler
President                                  International Representative,
                                           Airline Division


/s/  TIMOTHY D. KOMBEREC                   /s/  ROBERT F. VETTER, JR.
--------------------------                 -----------------------------------
Timothy D. Komberec                        Robert F. Vetter, Jr.
Vice President of Operations               Chairman, Executive Council

                                KITTY HAWK, INC.
                                  (LETTERHEAD)

                                OCTOBER 30, 1999



To:    Mr. Donald R. Treichler
       International Representative,
       International Brotherhood of Teamsters, Airline Division

       Mr. Robert F. Vetter, Jr.
       Chairman,
       Executive Council


1. Except as provided in Section 1 of the Agreement between Kitty Hawk International, Inc. and the International Brotherhood of Teamsters (the "Agreement") and in paragraph 2, below, Kitty Hawk, Inc. agrees that all revenue flying in widebody aircraft and aircraft having an FAA certificated gross takeoff weight of 300,000 pounds or greater that are listed by tail number on the Operations Specifications issued by the FAA for Kitty Hawk, Inc., any subsidiary of Kitty Hawk, Inc. or any subsidiary of Kitty Hawk International, Inc. will be performed by Crewmembers on the Kitty Hawk International, Inc. seniority lists.

2. It is understood that the purpose of this letter is not to prevent or hinder any potential merger or acquisition of another airline that may operate widebody aircraft and aircraft having an FAA certificated gross takeoff weight of 300,000 pounds or greater. If such a merger or acquisition occurs, it would be considered to affect the seniority rights of Crewmembers at Kitty hawk International, Inc. and the procedures set forth in Section 1.6.2. of the Agreement will be followed.

3. This letter will be effective concurrently with the Agreement and, in any event, only so long as Kitty Hawk International, Inc. is owned by Kitty Hawk, Inc.


Kitty Hawk, Inc.                             Agreed:


By:                                          /s/  DONALD R. TREICHLER
                                             -----------------------------
                                             Donald R. Treichler
                                             International Representative,
/s/  M. TOM CHRISTOPHER                      Airline Division
-----------------------------
(Officer of Kitty Hawk, Inc.)


                                             /s/  ROBERT F. VETTER, JR.
                                             -----------------------------
                                             Robert F. Vetter, Jr.
                                             Chairman, Executive Council

                                      INDEX


PREAMBLE

SECTION 1 - RECOGNITION, PURPOSE, SCOPE AND MERGERS

1.1.       RECOGNITION

1.2.       PURPOSE OF AGREEMENT

1.3.       SOLE AGREEMENT

1.4.       SCOPE

         1.4.1.     FLYING PERFORMED BY CREWMEMBERS

         1.4.2.     CREWMEMBERS TEMPORARILY ASSIGNED OUT OF SENIORITY

                  1.4.2.1.     INTRODUCTION OF NEW AIRCRAFT

                  1.4.2.2.     INTRODUCTION OF ADDITIONAL AIRCRAFT

                  1.4.2.3.     SHORT TERM FLYING REQUIREMENTS

                  1.4.2.4      TRAINING OF CREWMEMBERS

                  1.4.2.5.     EXPIRATION OF TIME LIMITS

                  1.4.2.6.     PAY PROTECTION

                  1.4.2.7.     NO REDUCTIONS

         1.4.3.     WET LEASE IN

                  1.4.3.1.     UNION NOTIFICATION

                  1.4.3.2.     NO REDUCTIONS

                  1.4.3.3.     DURATION OF WET LEASE

1.5.       SALE OR DRY LEASE OF COMPANY AIRCRAFT

1.6.       MERGERS AND ACQUISITIONS

         1.6.1.     NOTICE OF MERGER OR ACQUISITION

         1.6.2.     INTEGRATION OF SENIORITY LISTS

                  1.6.2.1.     NEGOTIATIONS

                  1.6.2.2.     ARBITRATION

                  1.6.2.3.     FENCE AGREEMENT

                  1.6.2.4.     NO SYSTEM FLUSH

         1.6.3.     REPRESENTATION

1.7.       ALTER EGO

1.8.       TRANSFER OF ASSETS

1.9.       SUCCESSORSHIP AND ASSUMPTION OF AGREEMENT

1.10       FOREIGN BASES

SECTION 2 - DEFINITIONS
"ACTIVE SERVICE"
"ADEQUATE REST FACILITY"
"ALOFT"
"BASE"
"BID LINE"
"BID SENIORITY LIST"
"BLOCK TO BLOCK
"CAPTAIN"
"CATEGORY"
"COMMUTE"
"COMPOSITE LINE"
"CREW CLASS"
"CREWMEMBER"
"CURTAILMENT"
"DATE OF HIRE"
"DAY"
"DEADHEAD"
"DISPLACEMENT"
"DOMESTIC"
"DRY LEASE"
"DUTY DAY"
"DUTY TIME"
"EFFECTIVE DATE"
"FAR"
"FIRST OFFICER"
"FLIGHT ENGINEER"
"FLIGHT PAY"
"FLIGHT SEGMENT"
"FLIGHT TIME"
"INTERNATIONAL"

"LINE OF FLYING"
"MANAGEMENT CREWMEMBER"
"MINIMUM BID PERIOD GUARANTEE (MBPG)"
"MONTH"
"OPEN TIME"
"PILOT"
"POSITIONING OR DE-POSITIONING"
"PRIOR RIGHTS FLIGHT ENGINEER"
"PROFESSIONAL FLIGHT ENGINEER"
"RECURRENT TRAINING"
"RESERVE CREWMEMBER"
"RESERVE LINE"
"RESIDENCE AIRPORT"
"SECOND OFFICER"
"SENIORITY LIST(S)"
"STANDING BID"
"TRAINING"
"TRIP SEQUENCE"
"TYPE"
"WET LEASE"

SECTION 3 - UNION SECURITY

3.1.       UNION MEMBERSHIP

3.2.       INITIATION FEES AND DUES OR SERVICE FEES AND ASSESSMENTS DEDUCTION

         3.2.1.     TRANSFER OF DUES OR SERVICE FEES TO UNION

         3.2.2.     INDEMNIFICATION CLAUSE

         3.2.3.     DUES OR SERVICE FEES AND ASSESSMENTS AFTER TERMINATION

         3.2.4.     DEDUCTION ERROR

3.3.       FAILURE TO PAY DUES OR SERVICE FEES AND ASSESSMENTS

3.4.       CREWMEMBER LIST


SECTION 4 - MANAGEMENT RIGHTS

SECTION 5 - COMPENSATION

5.1.       NEW-HIRE PAY

5.2.       FLIGHT PAY RATES

         5.2.1.      CAPTAINS

         5.2.2.      PROFESSIONAL FLIGHT ENGINEERS

         5.2.3.      FIRST OFFICERS

         5.2.4.      SECOND OFFICERS

5.3.       FLIGHT PAY COMPUTATION

         5.3.1.      FLIGHT PAY

5.4.       CHECK AIRMAN OVERRIDE

5.5.       INSTRUCTOR PAY

         5.5.1.      GROUND SCHOOL INSTRUCTION

         5.5.2.      SIMULATOR INSTRUCTION

5.6.       REPORT PAY

5.7.       MINIMUM PAY CREDIT

5.8.       TAXI PAY

         5.8.1.     REPORT FOR TAXI ONLY

         5.8.2.     WITHIN A DUTY PERIOD

5.9.       PAY ON A SCHEDULED DUTY FREE DAY

         5.9.1.     DAYS OFF

         5.9.2.     JUNIOR ASSIGNMENT

5.10.      DEADHEAD PAY

5.11.      TRAINING PAY

         5.11.1.    RECURRENT AND ADDITIONAL REQUIREMENT TRAINING

                  5.11.1.1.    SCHEDULED DUTY DAYS

                  5.11.1.2.    SCHEDULED DUTY FREE DAYS

         5.11.2.    INITIAL, TRANSITION AND UPGRADE

         5.11.3.    PILOT TO FLIGHT ENGINEER TRANSITIONS

         5.11.4.    REMEDIAL TRAINING

5.12.      MAINTENANCE PAY

5.13.      MINIMUM BID PERIOD GUARANTEE (MBPG)

5.14.      BONUS INCENTIVE PLAN

5.15.      GENERAL

         5.15.1.    PAYROLL SCHEDULE

         5.15.2.    PAYCHECK DELIVERY AND DEPOSIT

         5.15.3.    JURY DUTY

         5.15.4.    SPECIAL PROJECTS

SECTION 6 - EXPENSES, LODGING AND TRANSPORTATION

6.1.       PER DIEM

         6.1.1.     DOMESTIC

         6.1.2.     INTERNATIONAL

         6.1.3.     NEW HIRE TRAINING

         6.1.4.     PAYMENT

6.2.       LODGING

         6.2.1.     NEW HIRE TRAINING

6.3.       LOCAL TRANSPORTATION

6.4.       RENTAL CAR

6.5.       PERSONAL VEHICLE

SECTION 7 - MOVING EXPENSES

7.1.       ELIGIBILITY

         7.1.1.     NEW BASE AWARD

         7.1.2.     INVOLUNTARY BASE ASSIGNMENT

         7.1.3.     BASE DISPLACEMENT

         7.1.4.     RECALL TO A DIFFERENT BASE

7.2.       COORDINATION WITH COMPANY

7.3.       MOVING EXPENSES

         7.3.1.     PERSONAL

         7.3.2.     VEHICLES

         7.3.3.     MOBILE HOMES

7.4.       ACCOMMODATIONS IN LIEU OF MOVING EXPENSES

7.5.       NEW-HIRE CREWMEMBERS


SECTION 8 - SICK LEAVE

8.1.       ACCRUAL

8.2.       SICK LEAVE PAY

         8.2.1.     BANK DEBIT

         8.2.2.     SCHEDULED DUTY DAYS

8.3.       SICK LEAVE USAGE

         8.3.1.     CREW SCHEDULING CONTACT

         8.3.2.     EXCLUSIONS

         8.3.3.     WORKER'S COMPENSATION

8.4.       SICK LEAVE BANK REPLENISHMENT

8.5.       DISABILITY

8.6.       PHYSICIAN'S STATEMENTS

8.7.       VACATION CONCURRENT WITH ILLNESS

8.8.       RETIREMENT

8.9.       GENERAL

         8.9.1.     RECALL

         8.9.2.     STATEMENTS

         8.9.3.     OUTSIDE WORK

         8.9.4.     SENIORITY AND LONGEVITY

         8.9.5.     RESUMPTION OF DUTY


SECTION 9 - VACATION

9.1.       ACCRUAL

9.2.       VACATION PAY

9.3.       DUTY

         9.3.1.     NO DUTY

         9.3.1.     DUTY FREE DAYS

9.4.       ANNUAL VACATION BID

         9.4.1.     PROCEDURE

         9.4.2.     PROBATIONARY CREWMEMBER

         9.4.3.     FAILURE TO BID

9.5.       VACATION OPTIONS

9.6.       VACATION SPLITS

9.7.       UNSCHEDULED VACATION

9.8.       VACATION RESCHEDULING

         9.8.1.     RESCHEDULE

         9.8.2.     RELINQUISH

         9.8.3.     CHANGE OF CREWMEMBER STATUS

         9.8.4.     VACATION SLIDE

9.9.       VACATION BANK

         9.9.1.     MAXIMUM BANK

         9.9.2.     PAY OUT

                  9.9.2.1.    EXCESS BANK

                  9.9.2.2.    CESSATION OF EMPLOYMENT

                  9.9.2.3.    SUPPLEMENT TO SICK LEAVE OR DISABILITY BENEFITS

9.10.      GENERAL

         9.10.1.    VACATION DAY

         9.10.2.    STATEMENTS

SECTION 10 - HEALTH AND WELFARE

10.1.      LIFE INSURANCE

         10.1.1.    ADDITIONAL LIFE INSURANCE

10.2.      ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE

10.3.      HEALTH AND DENTAL INSURANCE

         10.3.1.    COBRA

         10.3.2.    LEAVES OF ABSENCE

         10.3.3.    PREMIUMS FOR HEALTH AND DENTAL INSURANCE

         10.3.4.    CONTINUATION OF HEALTH AND DENTAL INSURANCE AFTER RETIREMENT

10.4.      SHORT-TERM DISABILITY INSURANCE

10.5.      LONG-TERM DISABILITY INSURANCE

10.6.      ILLNESS OR INJURY WHILE IN THE SERVICE OF THE COMPANY

         10.6.1.    MEDICAL CARE AWAY FROM BASE

         10.6.2.    TRANSPORTATION

         10.6.3.    WORKER'S COMPENSATION FILING PROCEDURE

SECTION 11 - RETIREMENT

11.1.      TAX DEFERRED SAVINGS PLAN

11.2.      COMPANY CONTRIBUTIONS

11.3.      VESTING SCHEDULE

11.4.      PAYROLL DEDUCTIONS

11.5.      CREWMEMBER FUNDS IN PRE-EXISTING COMPANY 401(k) PLAN

SECTION 12 - UNIFORMS

12.1.      INITIAL UNIFORMS

12.2.      MAINTENANCE ALLOWANCE

12.3.      REPLACEMENT OF DAMAGED ITEMS

12.4.      COMPANY INSIGNIA

12.5.      UNION INSIGNIA

12.6.      CHANGES IN UNIFORM

SECTION 13 - PHYSICAL EXAMINATIONS

13.1.      COMPANY STANDARDS

13.2.      CONFIDENTIALITY

13.3.      FAA PHYSICAL EXAMINATIONS

         13.3.1.    CERTIFICATES TO TRAINING DEPARTMENT

         13.3.2.    SCHEDULING OF FAA PHYSICAL

         13.3.3.    INABILITY TO MAINTAIN A FIRST CLASS MEDICAL CERTIFICATE

13.4.      REIMBURSEMENT FOR A PHYSICAL EXAMINATION

13.5.      FAA DRUG AND ALCOHOL TESTING PROGRAMS

         13.5.1.    PROGRAM ADMINISTRATION AND DESCRIPTION

         13.5.2.    REIMBURSEMENT OF EXPENSES

         13.5.3.    DRUG TESTING ON A SCHEDULED DUTY FREE DAY



SECTION 14 - LEAVES OF ABSENCE

14.1.      PERSONAL LEAVE

         14.1.1.    REQUESTS

         14.1.2.    SENIORITY AND LONGEVITY ACCRUAL

         14.1.3.    EXTENSIONS

14.2.      MILITARY LEAVE

14.3.      UNION LEAVE

14.4.      MEDICAL LEAVE

14.5.      FUNERAL LEAVE

         14.5.1.    DURATION

         14.5.2.    IMMEDIATE FAMILY

         14.5.3.    VACATION

         14.5.4.    SCHEDULED DUTY FREE DAYS

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14.6.      FAMILY AND MEDICAL LEAVE ACT (FMLA)

         14.6.1.    FMLA

         14.6.2.    SENIORITY AND LONGEVITY ACCRUAL

14.7.      MANAGEMENT CREWMEMBER LEAVE

         14.7.1.    SENIORITY AND LONGEVITY ACCRUAL

         14.7.2.    EXCLUSION FROM THE AGREEMENT

         14.7.3.    MAXIMUM NUMBER

         14.7.4.    401(K) PLAN

         14.7.5.    DUES EXEMPTION

         14.7.6.    FLYING RESTRICTION

14.8.      GENERAL

         14.8.1.    OTHER EMPLOYMENT

         14.8.2.    RETURN FROM LEAVE

         14.8.3.    PAY DURING REQUALIFICATION



SECTION 15 - SENIORITY

15.1.      SENIORITY GOVERNS

15.2.      SENIORITY LISTS

         15.2.1.    SEPARATE LISTS

         15.2.2.    LIST CONTENTS

15.3.      SENIORITY ACCRUAL

15.4.      SENIORITY LIST CONTENT AND PUBLISHING

         15.4.1.    CONTENT

         15.4.2.    POSTING

15.5.      PROTESTS

15.6.      LOSS OF SENIORITY

15.7.      EFFECT OF BYPASS ON SENIORITY

15.8.      LONGEVITY

15.9.      PROBATION

15.10.     FLIGHT ENGINEER TO PILOT BIDDING

         15.10.1.   MINIMUM REQUIREMENTS

         15.10.2.   TRAINING AVAILABILITY

         15.10.3.   FAILURE TO QUALIFY

         15.10.4.   REMOVAL FROM SENIORITY LIST

15.11.     PILOT TO FLIGHT ENGINEER BIDDING

         15.11.1.   BID SUBMISSION DEADLINE

         15.11.2.   MINIMUM REQUIREMENTS

         15.11.3.   BID TO PROFESSIONAL FLIGHT ENGINEER

         15.11.4.   BID TO SECOND OFFICER

         15.11.5.   HOLDING A BID ON FILE

         15.11.6.   TRAINING AVAILABILITY

         15.11.7.   REMOVAL FROM SENIORITY LIST

         15.11.8.   FAILURE TO QUALIFY

         15.11.9.   DISPLACEMENT TO FLIGHT ENGINEER



SECTION 16 - FILLING OF VACANCIES

16.1.      VACANCY DEFINITION

16.2.      STANDING BID

         16.2.1.    STANDING BID DEFINITION

         16.2.2.    STANDING BID UPDATES

16.3.      VACANCY FILLING

         16.3.1.    VACANCY NOTICE

         16.3.2.    VACANCY CLOSING AND BID SUBMISSION

         16.3.3.    BID AWARD

         16.3.4.    ADDITIONAL VACANCIES

         16.3.5.    UNFILLED VACANCIES

         16.3.6.    PUBLISHING OF BID RESULTS

16.4.      EQUIPMENT LOCK

         16.4.1.    NEW EQUIPMENT TYPE

16.5.      BYPASS

         16.5.1.    UPGRADE TO CAPTAIN

         16.5.2.    TRANSITION



SECTION 17 - BASES

17.1.      UNION CONSULTATION

17.2.      INTERNATIONAL BASES

17.3.      DOMESTIC BASES

         17.3.1.    MINIMUM STAFFING LEVEL

         17.3.2.    STAFFING LEVEL CHANGES

                  17.3.3.2.    INCREASED STAFFING

                  17.3.3.3.    DECREASED STAFFING

                  17.3.3.4.    NO MOVING EXPENSES

         17.3.3.    THIRTY-FIVE (35) MILE RULE

                  17.3.3.1.    PER DIEM IN BASE

                  17.3.3.2.    LODGING IN BASE

17.4.      TEMPORARY BASES



SECTION 18 - CURTAILMENT, DISPLACEMENT, FURLOUGH AND RECALL

18.2.      CURTAILMENT

         18.2.1.    CURTAILMENT PROCEDURE

18.2.      DISPLACEMENT

         18.2.1.    DISPLACEMENT PROCEDURE

18.3.      FURLOUGH

         18.3.1.    VOLUNTARY FURLOUGH

         18.3.2.    NOTICE OF FURLOUGH

         18.3.3.    RETENTION OF SENIORITY

         18.3.4.    CHANGE IN ADDRESS OR TELEPHONE NUMBER

         18.3.5.    STANDING BID

         18.3.6.    FURLOUGH EXPIRATION

18.4.      RECALL

         18.4.1.    CATEGORY SENIORITY ORDER

         18.4.2.    BYPASS OF RECALL

         18.4.3.    RECALL NOTICE

         18.4.4.    WAIVER OF RECALL NOTICE

         18.4.5.    FAILURE TO RESPOND OR REPORT

         18.4.6.    MINIMUM RECALL DURATION

         18.4.7.    NEW-HIRE FLYING EXCLUSION

         18.4.8.    PAY WHEN RECALLED



SECTION 19 - TRAINING

19.1.      QUALIFICATIONS

         19.1.1.    FAA REQUIREMENTS

         19.1.2.    COMPANY MINIMUM REQUIREMENTS

                  19.1.2.1.   FIRST OFFICER MINIMUM REQUIREMENTS:

                           19.1.2.1.1.    CERTIFICATES

                           19.1.2.1.2.    FLYING EXPERIENCE

                           19.1.2.1.3.    MEDICAL CERTIFICATE

                           19.1.2.1.4.    SIMULATOR EVALUATION

                           19.1.2.1.5.    WRITTEN EXAMINATION

                           19.1.2.1.6.    FLIGHT ENGINEER UPGRADES

                  19.1.2.2.   SECOND OFFICER MINIMUM REQUIREMENTS:

                           19.1.2.2.1.    CERTIFICATES

                           19.1.2.2.2.    FLYING EXPERIENCE

                           19.1.2.2.3.    MEDICAL CERTIFICATE

                           19.1.2.2.4.    WRITTEN EXAMINATION

                  19.1.2.3.   PROFESSIONAL FLIGHT ENGINEER MINIMUM REQUIREMENTS:

                           19.1.2.3.1.    CERTIFICATES

                           19.1.2.3.2.    MEDICAL CERTIFICATE

                           19.1.2.3.3.    COMPANY EMPLOYEES

                  19.1.2.4.   CAPTAIN MINIMUM REQUIREMENTS:

                           19.1.2.4.1.    CERTIFICATES

                           19.1.2.4.2.    FLYING EXPERIENCE

                           19.1.2.4.3.    MEDICAL CERTIFICATE

                           19.1.2.4.4.    FIRST OFFICER UPGRADES

19.2.      COMPANY-PROVIDED TRAINING

19.3.      TRAINING RECORDS REVIEW

19.4.      NOTICE OF TRAINING

19.5.      TRAINING SCHEDULES

         19.5.1.    RECURRENT GROUND SCHOOL

         19.5.2.    RECURRENT SIMULATOR TRAINING

         19.5.3.    ONE-IN-SEVEN

         19.5.4.    MINIMUM SCHEDULED DAYS FREE OF DUTY

         19.5.5.    REST BEFORE SIMULATOR

         19.5.6.    SIMULATOR PERIOD DURATION

19.6.      INITIAL, UPGRADE AND TRANSITION TRAINING FAILURES

         19.6.1.    FIRST TRAINING FAILURE

         19.6.2.    INELIGIBILITY TO BID AFTER FAILURES

         19.6.3.    SECOND TRAINING FAILURE

         19.6.4.    FAILURE TO MEET TRAINING TIME LINES

         19.6.5.    FAILURE TO PASS PRE-TRAINING EVALUATIONS

19.7.      RECURRENT TRAINING FAILURES

         19.7.1.    FIRST FAILURE

         19.7.2.    SECOND FAILURE

19.8.      PROFESSIONAL STANDARDS COMMITTEE INVOLVEMENT

         19.8.1.    TRAINING FAILURES

         19.8.2.    COMMITTEE MEMBER PAY PROTECTION

19.9.      TRAINING PAY

19.10.     GENERAL

         19.10.1.   REVENUE FLYING

         19.10.2.   PROBATIONARY CREWMEMBERS

         19.10.3.   RECURRENT TRAINING ORDER

         19.10.4.   RE-INDEXING

         19.10.5.   GROUND TRANSPORTATION



SECTION 20 - SCHEDULING

20.1.      BID PERIOD

         20.1.1.    MULTIPLE BID PERIODS AWARDED SEPARATELY

         20.1.2.    MULTIPLE BID PERIODS AWARDED CONCURRENTLY

20.2.      BID LINE CONSTRUCTION

         20.2.1.    LINES OF FLYING, COMPOSITE LINES AND RESERVE LINES

         20.2.2.    SCHEDULED DUTY FREE DAYS

                  20.2.2.1.    MINIMUM SCHEDULED DUTY FREE DAYS

                  20.2.2.2.    INVIOLATE SCHEDULED DUTY FREE DAYS

                  20.2.2.3.    MINIMUM CONSECUTIVE SCHEDULED DUTY FREE DAYS

                  20.2.2.4.    CONTACT ON SCHEDULED DUTY FREE DAYS

20.3.      BID PROCEDURES

         20.3.1.    ELIGIBILITY TO BID

         20.3.2.    BID PACKAGE CONTENTS

         20.3.3.    BID PACKAGE DISTRIBUTION

         20.3.4.    BID SUBMISSION

         20.3.5.    BID AWARD SCHEDULE

                  20.3.5.1.    COMPOSITE LINE CONSTRUCTION

                  20.3.5.2.    RESERVE STATUS CHANGE

         20.3.6.    BID PERIOD TRANSITION

                  20.3.6.1.    SCHEDULE CONFLICTS

                  20.3.6.2.    EXCESS DAYS

         20.3.7.    BID AWARDS

         20.3.8.    FAILURE TO BID

20.4.      OPEN TIME

         20.4.1.    OPEN TIME AWARD AND ASSIGNMENT

                  20.4.1.1.    DEDICATED RESERVE

                  20.4.1.2.    TRAINING

                  20.4.1.3.    SHORTED TIME CREWMEMBER

                  20.4.1.4.    MANAGEMENT CREWMEMBERS

                  20.4.1.5.    VOLUNTEER

                  20.4.1.6.    RESERVE

                  20.4.1.7.    JUNIOR ASSIGNMENT

                           20.4.1.7.1.    MAXIMUM NUMBER OF JUNIOR ASSIGNMENTS

                           20.4.1.7.2. SCHEDULE CONFLICTS AS A RESULT OF JUNIOR ASSIGNMENT

20.5.      RESCHEDULE AFTER BID AWARD

         20.5.1.    RESCHEDULE FOR TRAINING

                  20.5.1.1.    RESCHEDULE FOR ANOTHER CREWMEMBER'S TRAINING

                  20.5.1.2.    RESCHEDULE FOR A CREWMEMBER'S OWN TRAINING

         20.5.2.    RESCHEDULE FOR OTHER THAN TRAINING

20.6.      SCHEDULING PROCEDURES

         20.6.1.    TRIP SEQUENCE TRADES

         20.6.2.    RESERVE ASSIGNMENTS

         20.6.3.    RELEASE FROM DUTY

         20.6.4.    DUTY AT RESIDENCE

         20.6.5.    PRE-DUTY CHECK IN

         20.6.6.    POST DUTY CHECK IN

20.7.      GENERAL

         20.7.1.    SCHEDULING COMMITTEE

         20.7.2.    MILITARY DUTY

         20.7.3.    REQUIRED RECORDS

         20.7.4.    HOSTILE AREAS

         20.7.5.    NOTIFICATION OF APPRECIABLE DELAY



SECTION 21 - HOURS OF SERVICE

21.1.      FAR CONFLICTS

21.2.      DUTY TIME

         21.2.1.    DIRECTION OF THE COMPANY

         21.2.2.    REPORT AND RELEASE TIMES

         21.2.3.    REDUCED REPORT TIME

         21.2.4.    SUSPENSION OF DUTY TIME

                  21.2.4.1.    INVOLUNTARY

                  21.2.4.2.    VOLUNTARY

         21.2.5.    MAXIMUM DUTY TIMES

                  21.2.5.1.    SINGLE CREW - DOMESTIC

                  21.2.5.2.    AUGMENTED CREW - DOMESTIC

                  21.2.5.3.    DOUBLE CREW - DOMESTIC

                  21.2.5.4.    SINGLE CREW - INTERNATIONAL

                  21.2.5.5.    AUGMENTED CREW - INTERNATIONAL

                  21.2.5.6.    DOUBLE CREW - INTERNATIONAL

         21.2.6.    DEADHEAD DUTY LIMITATIONS

21.3.      REST

         21.3.1.    REST PERIOD

         21.3.2.    MINIMUM REST PERIOD - DOMESTIC

         21.3.3.    MINIMUM REST PERIOD - INTERNATIONAL

         21.3.4.    FATIGUE

         21.3.5.    INTERRUPTION OF REST PERIOD

         21.3.6.    REST AFTER RELEASE

21.4.      GENERAL

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         21.4.1.    MIXING OF DOMESTIC AND INTERNATIONAL FLIGHTS

         21.4.2.    ONE-IN-SEVEN

         21.4.3.    AIRCRAFT REST FACILITIES FOR DOUBLE AND AUGMENTED CREWS



SECTION 22 - DEADHEADING AND COMMUTING

22.1.      COMMUTING

         22.1.2.    COMMUTE TO BASE OR ASSIGNMENT

         22.1.2.    DUTY AND REST

22.2.      DEADHEADING

         22.2.1.    COST OF DEADHEAD

         22.2.2.    RESPONSIBILITY FOR DELAYS

         22.2.3.    COMMERCIAL AIR TRANSPORTATION

         22.2.4.    TRANSPORTATION FOR JUNIOR ASSIGNMENT

22.3.      DEADHEAD DUTY CALCULATIONS

         22.3.1.    SINGLE CREW DEADHEAD TO A DUTY ASSIGNMENT

         22.3.2.    AUGMENTED AND DOUBLE CREW DEADHEAD TO A DUTY ASSIGNMENT

         22.3.3.    DEADHEAD BETWEEN DUTY ASSIGNMENTS

         22.3.4.    DEADHEAD FROM A DUTY ASSIGNMENT

         22.3.5.    DEADHEAD TO AND FROM TRAINING

22.4.      NO COCKPIT DUTY DURING DEADHEAD

22.5.      DEADHEAD PAY

         22.5.1.    AIR TRANSPORTATION

         22.5.2.    SURFACE TRANSPORTATION

         22.5.3.    REPORT TO DUTY ASSIGNMENT INSTEAD OF BASE

         22.5.4.    TRAINING


SECTION 23 - RESERVE

23.1.      LONG CALL RESERVE (R - 3)

         23.1.1.    CONTACT

         23.1.2.    RESPONSE

         23.1.3.    COMPENSATION

23.1.4.  EXPENSES

23.2.      SHORT CALL RESERVE (R - 2)

         23.2.1.    CONTACT

         23.2.2.    RESPONSE

         23.2.3.    COMPENSATION

         23.2.4.    EXPENSES

         23.2.5.    ASSIGNMENT

23.3.      STANDBY (R - 1)

         23.3.1.    CONTACT

         23.3.2.    RESPONSE

         23.3.3.    COMPENSATION

         23.3.4.    EXPENSES

         23.3.5.    ASSIGNMENT

         23.3.6.    REST FACILITIES



SECTION 24 - DISCIPLINE AND DISCHARGE

24.1.      HOLDING OUT OF SERVICE

24.2.      INVESTIGATORY HEARING

         24.2.1.    EXPENSES

24.3.      WRITTEN NOTIFICATION

24.4.      GRIEVANCE RIGHTS



SECTION 25 - GRIEVANCE PROCEDURE

25.1.      GRIEVANCE DEFINITION

25.2.      STEP ONE - REQUEST FOR RELIEF

25.3.      STEP TWO - FILING A WRITTEN GRIEVANCE

         25.3.1.    TIMELINES FOR FILING AND RESPONSE

25.4.      STEP THREE - APPEAL TO SYSTEM BOARD OF ADJUSTMENT

25.5.      TIMELINE VERIFICATION

25.6.      TIME LIMIT EXTENSIONS AND PENALTIES

25.7.      PROBATIONARY CREWMEMBER EXCLUSION

25.8.      UNION REPRESENTATION

25.9.      RECORDING OF SETTLEMENT



SECTION 26 - SYSTEM BOARD OF ADJUSTMENT

26.1.      THE BOARD

26.2.      COMPOSITION OF THE BOARD

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         26.2.1.    MEMBER SELECTION

         26.2.2.    TERMS OF OFFICE FOR BOARD MEMBERS

         26.2.3.    CHAIRMAN AND VICE CHAIRMAN

         26.2.4.    TERMS OF OFFICE FOR CHAIRMAN AND VICE CHAIRMAN

26.3.      MEETING SCHEDULE

26.4.      BOARD MEMBER COMPENSATION

26.5.      JURISDICTION OF THE BOARD

         26.5.1.    LIMITATIONS

         26.5.2.    REQUIREMENTS

26.6.      PROCEEDINGS BEFORE THE BOARD

         26.6.1.    AGENDA AND SUBMISSIONS

                  26.6.1.1.    ISSUE

                  26.6.1.2.    FACTS

                  26.6.1.3.    GRIEVANT POSITION

                  26.6.1.4.    COMPANY POSITION

                  26.6.1.5.    DOCUMENTATION

         26.6.2.    ADDITIONAL MEETING DATES

         26.6.3.    REPRESENTATION

         26.6.4.    WITNESSES

         26.6.5.    COMPETENCY

26.7.      DEADLOCK PROCEDURES

         26.7.1.    SUBMISSION TO ARBITRATION

         26.7.2.    FAILURE TO TIMELY SUBMIT TO ARBITRATION

26.8.      FREEDOM TO ACT INDEPENDENTLY



SECTION 27 - ARBITRATION

27.1.      THE ARBITRATION PROCEDURE

27.2.      STANDING PANEL

27.3.      ARBITRATOR SELECTION METHOD

27.4.      HEARING DATE AND LOCATION

27.5.      EXPENSES

27.6.      ARBITRATOR'S COMPENSATION AND EXPENSES

27.7.      COURT REPORTER COST

27.8.      LIMITATIONS

27.9.      AWARDS

27.10.     JURISDICTION



SECTION 28 - PROFESSIONAL STANDARDS COMMITTEE

28.1.      COMMITTEE SELECTION

28.2.      COMMITTEE PURPOSE

28.3.      COMPANY INTERACTION

28.4.      REPORTS

28.5.      CONFIDENTIALITY

28.6.      INVESTIGATIONS

28.7.      COMMITTEE MEMBER PAY PROTECTION



SECTION 29 - MISSING, INTERNMENT, PRISONER OR HOSTAGE OF WAR AND HIJACKING

29.1.      COMPENSATION

29.2.      SENIORITY AND LONGEVITY ACCRUAL

29.3.      SICK LEAVE USE

29.4.      DIRECTION OF PAYMENTS

         29.4.1.    WRITTEN DIRECTION

         29.4.2.    NO WRITTEN DIRECTION

29.5.      FORM FOR PAYMENT DIRECTION



SECTION 30 - STRIKES, LOCKOUTS AND PICKET LINES

30.1.      STRIKE

30.2.      LOCKOUT

30.3.      PICKET LINE



SECTION 31 - GENERAL

31.1.      NO DISCRIMINATION

31.2.      GENDER NEUTRAL

31.3.      INVALIDATION OF AGREEMENT PROVISIONS

31.4.      MODIFICATIONS TO THE AGREEMENT

31.5.      ID CARDS

31.6.      CHARTS AND MANUALS

31.7.      VISAS AND INOCULATIONS

31.8.      USE AND DAMAGE OF COMPANY EQUIPMENT

31.9.      CREWMEMBER LIABILITY COVERAGE

31.10.     PERSONNEL FILES

         31.10.1.   CONTENTS

         31.10.2.   ACCESS

31.11.     UNION REPRESENTATION

         31.11.1.   BULLETIN BOARD

         31.11.2.   UNION ACCESS TO PROPERTY

         31.11.3.   CREWMEMBER REPRESENTATIVES

         31.11.4.   NEW-HIRE INDOCTRINATION

31.12.     MANAGEMENT POSITIONS, CHECK AIRMEN AND SPECIAL PROJECTS

31.13.     PROMOTIONAL ACTIVITIES

31.14.     HOSTILE AREAS

31.15.     JUMPSEAT AGREEMENTS

31.16.     INTERLINE AGREEMENTS

31.17.     CABIN AND FLIGHT DECK MAINTENANCE

31.18.     AIRCRAFT GALLEY EQUIPMENT

31.19.     CREW MEALS

SECTION 32 - DURATION

LETTER OF AGREEMENT REGARDING PRIOR RIGHTS FLIGHT ENGINEERS

LETTER OF AGREEMENT REGARDING HIGH LONGEVITY DC-8 CREWMEMBERS

KITTY HAWK, INC. LETTER REGARDING SCOPE